SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]

FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

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Diversified Investors Portfolios
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AUSA LIFE INSURANCE COMPANY, INC.
4 Manhattanville Road
Purchase, New York 10577

April 8, 2002

Dear Contract Holder:

          A Special Meeting of Investors in the Portfolios that are part of Diversified Investors portfolios will be held at the offices of Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York 10057 at 11:00 a.m. (New York time) on Tuesday, May 7, 2002.

          Group Variable Annuity Contracts issued by AUSA Life Insurance Company, Inc. hold unit interests in certain separate accounts whose assets are invested in the Portfolios. As a Contract holder, you may instruct AUSA as to how to vote on matters to be considered at the meeting.

          At the Meeting, investors will be asked to elect Trustees of the Portfolios. Investors also will be asked to vote on a revised declaration of trust (or governing document) for the Portfolios, and, in certain cases, to authorize the Portfolios' Trustees to select new subadvisers to serve the Portfolios without investor approval. The enclosed proxy statement describes these items.

          Please read the proxy statement and then instruct AUSA as to how to vote. You may instruct AUSA by completing and signing the instruction card and returning it in the envelope provided.

          The Trustees of the Portfolios, who are responsible for protecting the interests of the Portfolios' investors, unanimously recommend that investors vote in favor of each matter.

          If you have any questions about the matters to be voted on, please call 1-800-926-0044.

          Thank you for your participation.

Sincerely,

Robert F. Colby
Vice President and Assistant Secretary

YOUR VOTE ON THESE MATTERS IS IMPORTANT. Please vote promptly by completing and signing the enclosed instruction card and returning it in the envelope provided.

AUSA LIFE INSURANCE COMPANY, INC.
4 Manhattanville Road
Purchase, New York 10577

April 8, 2002

Dear Participant:

          A Special Meeting of Investors in the Portfolios that are part of Diversified Investors Portfolios will be held at the offices of Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York 10057 at 11:00 a.m. (New York time) on Tuesday, May 7, 2002.

          Certain contributions made on your behalf to AUSA Life Insurance Company, Inc., with respect to the Group Variable Annuity Contracts issued by AUSA to the holder of the Contract, have been allocated at your direction to certain separate accounts whose assets are invested in the Portfolios. As a participant, you may instruct the Contract holder as to how to vote on matters to be considered at the meeting. Your Contract holder will in turn instruct AUSA as to how to vote on these matters.

          At the Meeting, investors will be asked to elect Trustees of the Portfolios. Investors also will be asked to vote on a revised declaration of trust (or governing document) for the Portfolios, and, in certain cases, to authorize the Portfolios' Trustees to select new subadvisers to serve the Portfolios without investor approval. The enclosed proxy statement describes these items.

          Please read the proxy statement and then instruct AUSA as to how to vote. You may instruct AUSA by completing and signing the instruction card and returning it in the envelope provided.

          The Trustees of the Portfolios, who are responsible for protecting the interests of the Portfolios' investors, unanimously recommend that investors vote in favor of each matter.

          If you have any questions about the matters to be voted on, please call 1-800-926-0044.

          Thank you for your participation.

Sincerely,

Robert F. Colby
Vice President and Assistant Secretary

YOUR VOTE ON THESE MATTERS IS IMPORTANT. Please vote promptly by completing and signing the enclosed ballot and returning it in the envelope provided.

MONY LIFE INSURANCE COMPANY
4 Manhattanville Road
Purchase, New York 10577

April 8, 2002

Dear Contract Holder:

          A Special Meeting of Investors in the Portfolios that are part of the Diversified Investors Portfolios will be held at the offices of Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York 10057 at 11:00 a.m. (New York time) on Tuesday, May 7, 2002.

          Group Variable Annuity Contracts issued by MONY Life Insurance Company hold unit interests in certain separate accounts whose assets are invested in the Portfolios. As a Contract holder, you may instruct MONY as to how to vote on matters to be considered at the meeting.

          At the Meeting, investors will be asked to elect Trustees of the Portfolios. Investors also will be asked to vote on a revised declaration of trust (or governing document) for the Portfolios, and, in certain cases, to authorize the Portfolios' Trustees to select new subadvisers to serve the Portfolios without investor approval. The enclosed proxy statement describes these items.

          Please read the proxy statement and then instruct MONY as to how to vote. You may instruct MONY by completing and signing the instruction card and returning it in the envelope provided.

          The Trustees of the Portfolios, who are responsible for protecting the interests of the Portfolios' investors, unanimously recommend that investors vote in favor of each matter.

          If you have any questions about the matters to be voted on, please call 1-800-926-0044.

          Thank you for your participation.

Sincerely,

Fred Tedeschi
Vice President

YOUR VOTE ON THESE MATTERS IS IMPORTANT. Please vote promptly by completing and signing the enclosed instruction card and returning it in the envelope provided.

MONY LIFE INSURANCE COMPANY
4 Manhattanville Road
Purchase, New York 10577

April 8, 2002

Dear Participant:

          A Special Meeting of Investors in the Portfolios that are part of the Diversified Investors Portfolios will be held at the offices of Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York 10057 at 11:00 a.m. (New York time) on Tuesday, May 7, 2002.

          Certain contributions made on your behalf to MONY Life Insurance Company with respect to the Group Variable Annuity Contracts issued by MONY to the holder of the Contract, have been allocated at your direction to separate accounts whose assets are invested in the Portfolios. As a participant, you may instruct the Contract holder as to how to vote on matters to be considered at the meeting. Your Contract holder will in turn instruct MONY as to how to vote on these matters.

          At the Meeting, investors will be asked to elect Trustees of the Portfolios. Investors also will be asked to vote on a revised declaration of trust (or governing document) for the Portfolios, and, in certain cases, to authorize the Portfolios' Trustees to select new subadvisers to serve the Portfolios without investor approval. The enclosed proxy statement describes these items.

          Please read the proxy statement and then instruct MONY as to how to vote. You may instruct MONY by completing and signing the instruction card and returning it in the envelope provided.

          The Trustees of the Portfolios, who are responsible for protecting the interests of the Portfolios' investors, unanimously recommend that investors vote in favor of each matter.

          If you have any questions about the matters to be voted on, please call 1-800-926-0044.

          Thank you for your participation.

Sincerely,

Fred Tedeschi
Vice President

YOUR VOTE ON THESE MATTERS IS IMPORTANT. Please vote promptly by completing and signing the enclosed ballot and returning it in the envelope provided.

The Diversified Family of Funds

4 Manhattanville Road
Purchase, New York 10057
April 8, 2002

Dear Investor:

          A Special Meeting of Investors in the Portfolios that are part of Diversified Investors Portfolios will be held at the offices of Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York 10057 at 11:00 a.m. (New York time) on Tuesday, May 7, 2002.

          At the Meeting, you will be asked to elect Trustees of your Portfolio. You also will be asked to vote on a revised declaration of trust (or governing document), and, in certain cases, to authorize the Trustees to select new subadvisers to serve your Portfolio without investor approval. The enclosed proxy statement describes these items.

          If you cannot attend the Meeting, you may participate by proxy. After you have reviewed the enclosed materials, please cast your vote on the enclosed proxy card.

          Your vote on these matters is important. Please vote promptly by completing and signing the proxy card and returning it in the envelope provided.

          If you have any questions about the proposals to be voted on, or need help completing the proxy card, please call 1-800-926-0044.

          Thank you for your participation in the Meeting.

Sincerely,

Robert F. Colby
Secretary

Notice of Special Meeting of Investors

To be held on May 7, 2002

          A Special Meeting of Investors in each Portfolio named below will be held at the offices of Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York 10057 at 11:00 a.m. (New York time) on Tuesday, May 7, 2002. The Meeting will be held for the following purposes:

ITEM 1.	To elect a Board of Trustees.
ITEM 2.	To vote on an Amended and Restated Declaration of Trust.
ITEM 3.

To authorize the Board of Trustees to select investment subadvisers and enter into investment subadvisory agreements without obtaining investor approval (for investors in the Money Market Portfolio, Intermediate Government Bond Portfolio, Aggressive Equity Portfolio and International Equity Portfolio only).

ITEM 4.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

          The Board of Trustees unanimously recommends that you approve each nominee for Trustee and vote in favor of each other Item.

          Investors of record on March 7, 2002 are entitled to vote at the Meeting and at any adjournments thereof.

By order of the Board of Trustees

Robert F. Colby, Secretary

Diversified Investors Portfolios
Money Market Portfolio High Quality Bond Portfolio Intermediate Government Bond Portfolio Core Bond Portfolio High-Yield Bond Portfolio Balanced Portfolio Value & Income Portfolio	Growth & Income Portfolio Equity Growth Portfolio Special Equity Portfolio Aggressive Equity Portfolio International Equity Portfolio Mid-Cap Growth Portfolio Mid-Cap Value Portfolio

April 8, 2002

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of the Portfolios named below to be used at a Special Meeting of Investors in each Portfolio to be held at 11:00 a.m. (New York time) on Tuesday, May 7, 2002 at the offices of Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase New York 10057, and at any adjournment thereof. The Meeting will be held for the purposes set forth in the accompanying Notice of Special Meeting.

Portfolios Holding Special Meetings of Investors on May 7, 2002

Diversified Investors Portfolios
Money Market Portfolio High Quality Bond Portfolio Intermediate Government Bond Portfolio Core Bond Portfolio High-Yield Bond Portfolio Balanced Portfolio Value & Income Portfolio	Growth & Income Portfolio Equity Growth Portfolio Special Equity Portfolio Aggressive Equity Portfolio International Equity Portfolio Mid-Cap Growth Portfolio Mid-Cap Value Portfolio

Investors of record at the close of business on March 7, 2002 are entitled to vote at the Meeting in the proportion that their beneficial interests in a Portfolio bear to the total beneficial interests in that Portfolio. The amount of beneficial interests of each Portfolio outstanding on March 7, 2002 is shown under "Portfolio Information" below.

A copy of your Portfolio's most recent annual report may be obtained without charge by written request to Diversified Investors Portfolios, 4 Manhattanville Road, Purchase, New York 10057, or by calling the Portfolios toll free at 1-800-926-0044.

This proxy statement and the accompanying materials are being mailed by the Board of Trustees on or about April 8, 2002. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked prior to its exercise by a signed writing filed with the Portfolios' Secretary or delivered at the Meeting.

Vote Required

Investors in the Portfolios will vote together on Item 1, the election of Trustees. Each nominee for Trustee must be elected by a plurality of the beneficial interests of the Portfolios that are present at the Meeting, in person or by proxy, and voting on this Item.

Item 2 must be approved by each Portfolio. Approval of Item 2 requires the affirmative vote of two-thirds of the beneficial interests of each Portfolio that are present at the Meeting, in person or by proxy, and voting on this Item.

Only investors in the Money Market Portfolio, Intermediate Government Bond Portfolio, Aggressive Equity Portfolio and International Equity Portfolio will vote on Item 3. Approval of Item 3 as to a Portfolio requires the affirmative vote of a "majority of the outstanding voting securities" of that Portfolio. The vote of a "majority of the outstanding voting securities" of a Portfolio means the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Portfolio that are present at the Meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Portfolio.

The following table summarizes these voting requirements:

	Investors Entitled to Vote	Vote Required for Approval
Item 1 (Election of Trustees)	Investors in each Portfolio vote together	Each nominee must be elected by a plurality of the beneficial interests of the Portfolios voted at the Meeting
Item 2 (Approval of amended and restated declaration of trust)	Investors in each Portfolio vote separately	Approved by two-thirds of the beneficial interests of each Portfolio
Item 3 (Approval of appointment of subadvisers)	Investors in the Money Market Portfolio, Intermediate Government Bond Portfolio, Aggressive Equity Portfolio and International Equity Portfolio vote separately	Approved by a "majority of the outstanding voting securities" of the relevant Portfolio

General Background

Each Portfolio is organized as a series of a trust governed by New York law. As part of the same trust, the Portfolios share a common Board of Trustees and a common declaration of trust (or governing document). In this proxy statement, the Portfolios are asking their investors to elect Trustees and to approve a modernized declaration of trust for the Portfolios.

Each Portfolio is a master fund in a master/feeder structure. The feeders include insurance company separate accounts and mutual funds in the Diversified Family of Funds. Diversified Investment Advisors, Inc. is the investment adviser of each Portfolio.

Investors in the Money Market Portfolio, Intermediate Government Bond Portfolio, Aggressive Equity Portfolio and International Equity Portfolio will be asked to approve the appointment of new subadvisers to serve the Portfolios without investor approval. Investors in the other Portfolios have already approved the appointment of subadvisers in this manner.

It is intended that the new Trustees will take office promptly following their election. The Portfolios' modernized declaration of trust will take effect promptly upon its approval. The procedure to appoint subadvisers without investor approval may be relied on as to a Portfolio as soon as it is approved by investors in that Portfolio.

ITEM 1.	TO ELECT A BOARD OF TRUSTEES.

At the Meeting, you will be asked to elect a Board of Trustees. Messrs. Jewell, Mannella, Mullin and Schlossberg and Ms. Sawyer are currently Trustees of the Portfolios and have served in that capacity continuously since originally elected or appointed. Mr. Schlossberg, who is one of Diversified Investment Advisor's representatives on the Board, is not seeking re-election as a Trustee and intends to resign from the Board as soon as practicable to pursue other activities with the adviser's affiliates. Mr. Peter Kunkel, Chief Operating Officer of Diversified Investment Advisors, has been nominated to replace Mr. Schlossberg as one of the adviser's representatives on the Board.

All of the nominees were appointed by the current Trustees on February 12, 2002, subject to approval by the investors in the Portfolios. All of the nominees, other than Mr. Kunkel,currently are Trustees supervising other funds in the Diversified Family of Funds. The current Trustees standing for re-election and the nominees for Trustee are listed in the table appearing on page __.

Although different individuals currently serve on the Boards of the Portfolios and the other funds in the Diversified Family of Funds, the Boards have historically met together and review the same policy issues, contractual arrangements and other matters. The Trustees of the Portfolios and the other funds in the Diversified Family of Funds believe that it is no longer necessary to have separate Boards and that it would be more efficient if the same individuals serve on all Boards.

If, before the election, any nominee refuses or is unable to serve, proxies will be voted for a replacement nominee designated by the current Trustees. The current Trustees (other than Mr. Schlossberg, as noted above) will continue to serve as Trustees whether or not investors approve Item 1.

The Portfolios do not hold annual investor meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

The following table presents certain information about the Trustees standing for re-election and the nominees for Trustee, including their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies associated with Diversified Investment Advisors they oversee, and other directorships they hold.

An asterisk in the table below identifies those Trustees who are "interested persons" (as defined in the Investment Company Act of 1940) of the Trust. Each Trustee noted as an interested person is interested by virtue of that individual's position with Diversified Investment Advisors described in the table below. None of the nominees, other than Mr. Kunkel, are interested persons. The address of each Trustee and nominee is 4 Manhattanville Road, Purchase New York 10057.

Name, Age And Address	Position Held and Length of Time Served	Principal Occupation during Past 5 Years and Other Directorships Held	Number of Investment Companies Associated with Adviser Overseen by Trustee or Nominee
Interested Persons
Mark Mullin* Age: 38	Trustee since 1999	President and Chief Executive Officer, Diversified Investment Advisors (since April 1995).	61

Peter Kunkel* Age: 51	Nominee	Chief Operating Officer, Diversified Investment Advisors (since 1994).	0

Disinterested Persons
Neal M. Jewell Age: 66	Trustee since 1993	Consultant (since 1995); Independent Trustee, EAI Select (a registered investment company) (since 1995).	16
Robert Lester Lindsay Age: 67	Nominee	Retired. Executive Vice President, The MONY Group, Inc. (an insurance company) (prior to July 1989).	45
Eugene M. Mannella Age: 48	Trustee since 1993	President, International Fund Services (mutual fund administration) (since August 1993).	16
Joyce Galpern Norden Age: 62	Nominee	Vice President, Institutional Advancement, Reconstructionist Rabbinical College (since September 1996).	45
Patricia L. Sawyer Age: 51	Trustee since 1993	President and Executive Search Consultant, Smith & Sawyer LLC (since 1990).	16

The Board of Trustees met five times during the Portfolios' last fiscal year. The Board has a standing audit committee currently composed of all of the disinterested trustees. The audit committee met four times during the Portfolios' last fiscal year. The audit committee reviews the internal and external accounting and auditing procedures of the Portfolios and, among other things, considers the selection of the independent public accountants for the Portfolios, approves all significant services proposed to be performed by those accountants and considers the possible effects of the services on the independence of those accountants. The audit committee consists only of Trustees who are not "interested persons" of the Portfolios as defined in the Investment Company Act of 1940. The Board does not have a standing nominating or compensation committee. [**Confirm that no Trustee missed 25% or more of the Board meetings in 2001.**]

The Portfolios' declaration of trust provides that the Portfolios will indemnify their Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Portfolios unless, as to liability to the Portfolios or their investors, it is finally adjudicated that the Trustees engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that the Trustees did not act in good faith in the reasonable belief that their actions were in the best interests of the Portfolios. In the case of settlement or other disposition, indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

Required Vote

The election of each Trustee will require approval by the holders of a plurality of the outstanding beneficial interests of the Portfolios that are present at the Meeting, in person or by proxy, and voting on this Item. Investors in the Portfolios will vote together.

The Board of Trustees unanimously recommends that investors vote FOR the election of each nominee as a Trustee.
ITEM 2.	TO VOTE ON AN AMENDED AND RESTATED DECLARATION OF TRUST.

Each Portfolio, like other mutual funds, is subject to comprehensive federal laws and regulations, and in particular, the Investment Company Act of 1940. Each mutual fund is also subject to state law. The Portfolios are subject to New York law because they are series of a trust organized in New York. Under New York law, a trust generally operates under a trust instrument, sometimes called a declaration of trust, that sets forth various provisions relating primarily to the authority of the trust to conduct business and the governance of the trust. The Portfolios currently operate under such a declaration of trust.

At the Meeting, you will be asked to approve the amended and restated declaration of trust appearing as Appendix A to this proxy statement (referred to as the Restated Declaration). The Restated Declaration amends the Portfolios' existing declaration of trust (referred to as the Existing Declaration) in its entirety. The Trustees have approved the Restated Declaration and unanimously recommend that you approve it also.

The Restated Declaration gives the Trustees more flexibility and broader authority to act than the Existing Declaration. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Portfolios to operate in a more efficient and economical manner. Adoption of the Restated Declaration will not remove any of the protections of federal law or alter the Trustees' existing fiduciary obligations to act with due care and in the investors' best interests. Before utilizing any new flexibility that the Restated Declaration may afford, the Trustees must first consider the investors' interests and then act in accordance with those interests.

You should note that your Portfolio's investments and investment policies will not change by virtue of the adoption of the Restated Declaration.

The Restated Declaration makes a number of significant changes to the Existing Declaration. Certain of these changes give the Trustees greater flexibility and broader authority to act without investor approval. The most significant changes are summarized below. In addition to the changes described below, there are other substantive and stylistic differences between the Restated Declaration and the Existing Declaration. The following summary is qualified in its entirety by reference to the Restated Declaration itself in Appendix A. The attached Restated Declaration has been marked to show changes from the Existing Declaration.

Significant Changes

1.          Reorganization. The Restated Declaration permits the Trustees, without investor approval, to change a Portfolio's form of organization, reorganize any Portfolio or the trust as a whole into a newly created entity or a newly created series of an existing entity, or to incorporate any Portfolio or the trust as a whole as a newly created entity. The Existing Declaration requires investor approval for these types of reorganization.

Under certain circumstances, it may not be in the investors' interests to require an investor meeting to permit the trust or a Portfolio to reorganize into another entity or to incorporate. For example, in order to reduce the cost and scope of state regulatory requirements or to take advantage of a more favorable tax treatment offered by another state, the Trustees may determine that it would be in the investors' interests to reorganize a Portfolio to domicile it in another state or to change its legal form. Under the Existing Declaration, the Trustees cannot effectuate such a potentially beneficial reorganization without first conducting an investor meeting and incurring the attendant costs and delays. The Restated Declaration gives the Trustees the flexibility to reorganize the trust or any of its Portfolios and achieve potential investor benefits without incurring the delay and potential costs of a proxy solicitation. Such flexibility should help to assure that the trust and the Portfolios operate under the most appropriate form of organization.

The Restated Declaration requires that investors receive written notification of any reorganization transaction.

The Restated Declaration does not permit the trust or any Portfolio to merge with or sell its assets to another operating entity without first obtaining investor approval. However, it would permit a reorganization with a newly created entity.

2.          Future Amendments. The Restated Declaration may be amended without investor approval in most cases. The Existing Declaration may be amended without investor approval in more limited circumstances. Under the Restated Declaration, investors generally have the right to vote on any amendment affecting the amendment provisions of the Restated Declaration, on any amendment required by law or by a Portfolio's registration statement to be approved by investors, and on any amendment submitted to investors by the Trustees. By allowing amendment of the Restated Declaration without investor approval, the Restated Declaration gives the Trustees the necessary authority to react quickly to future contingencies.

          The Existing Declaration provides that certain changes to indemnification and voting rights, and changes that would reduce the amount payable upon liquidation of a Portfolio, may be made only with the vote of two-thirds of the interests in the Portfolios affected by the change. Where investor approval is required to amend the Restated Declaration, such amendment requires a majority interests vote, as defined in the Restated Declaration.

3.          Redemption. The Restated Declaration permits the Trustees to cause the involuntary redemption of an investor's beneficial interests at any time for any reason the Trustees deem appropriate. Under the Restated Declaration, the Trustees will be able to cause an investor's beneficial interests to be redeemed, to protect the tax status of a Portfolio if necessary and to eliminate ownership of beneficial interests by a particular investor when the Trustees determine, pursuant to adopted policies, that the particular investor's ownership is not in the best interests of the other investors in a Portfolio.

Like the Existing Declaration, the Restated Declaration provides that redemption fees may be charged upon redemption.

4.          Investment in Other Investment Companies. The Restated Declaration permits each Portfolio to invest in other investment companies to the extent not prohibited by the 1940 Act, and the rules and regulations thereunder. As noted above, each Portfolio currently operates as a master fund in a master/feeder structure. The Restated Declaration would permit each Portfolio to operate as a feeder fund. The Restated Declaration also would permit each Portfolio to implement a fund-of-funds structure, in which a Portfolio is able to invest all or a portion of its assets in more than one investment company. Both the master/feeder and fund-of-funds structures attempt to achieve economies of scale and efficiencies in portfolio management by consolidating portfolio management with other investment companies, while permitting a Portfolio to retain its own characteristics and identity. Although the Trustees have no current intention of changing the structure of the Portfolios, the Restated Declaration would give the Trustees the flexibility to change the Portfolios' investment structure in the event that they were to determine that such a change was in the best interests of the Portfolio's investors.

Other Changes

Other changes to the Existing Declaration include:

1.          The Restated Declaration permits a Portfolio to enter into and amend advisory and subadvisory agreements without investor approval if permitted by applicable law. In certain circumstances investors approval of advisory and subadvisory agreements is not required. The Restated Declaration affords the full flexibility permitted by law in this regard.

2.          The Restated Declaration permits the Trustees, without investor approval, to terminate the trust, to designate or redesignate series, such as a Portfolio and to make any other changes with respect to a series, including terminating a series, whether or not beneficial interests of the series are outstanding.

3.          The Restated Declaration provides that investors have no personal liability for the acts or obligations of the Portfolios solely by reason of being investors therein.

4.          The Restated Declaration explicitly permits mergers, reorganizations and similar transactions to be effected through a variety of methods, including share-for-share exchanges, transfers or sales of assets, investor in-kind redemptions and purchases, and exchange offers.

5.          The Restated Declaration provides for (i) the removal of any Trustee with or without cause at any time by the affirmative vote of two-thirds of the outstanding shares of the trust or for cause by the vote of two-thirds of the remaining Trustees and (ii) the automatic retirement of Trustees in accordance with any retirement or term limit policy set by the Trustees.

6.          The Restated Declaration permits electronic delivery to investors of notices and other information. This provision is intended to simplify administration of the Portfolios' affairs.

7.          The Restated Declaration confirms and clarifies various existing Trustee powers. For example, the Restated Declaration clarifies that, among other things, the Trustees may delegate authority to investment advisers and other agents, purchase insurance insuring Portfolio assets, employees, Trustees and others and invest Portfolio assets in all types of investments including derivatives. The Restated Declaration also provides that the Trustees may, but are not obligated to, employ a custodian for the safekeeping of Portfolio assets.

8.          The Restated Declaration provides that rights to indemnification or insurance cannot be limited retroactively. As noted above, in the Existing Declaration, changes to the indemnification rights can be made only with the vote of two-thirds of investors. Where investor approval is required to amend the Restated Declaration, such amendment may be made with a majority interests vote, as defined in the Restated Declaration

9.          The Restated Declaration provides that actions taken by the Trustees and officers are binding on all concerned.

10.          The Restated Declaration provides that investors in all Portfolios generally will vote together on all matters except when the Trustees determine that only investors in particular Portfolios are affected by a particular matter or when applicable law requires investors to vote separately by Portfolio or class.

11.          The Restated Declaration provides that except when a larger vote is required by applicable law or by any provision of the Restated Declaration or the by-laws, a majority of the beneficial interests voted in person or by proxy on a matter will decide that matter. The Restated Declaration, like the Existing Declaration, provides that a plurality vote is required to elect Trustees. However, where any provision of law or of the Declaration requires that the holders of any Portfolio vote as a Portfolio, then a majority of the beneficial interests of that Portfolio or class voted on the matter will decide that matter insofar as that Portfolio or class is concerned.

12.          Certain provisions regarding investor and Trustee meetings will appear in the Portfolios' by-laws. The Existing Declaration contains provisions on these topics.

Required Vote

The affirmative vote of the holders of two-thirds of the beneficial interests of the Portfolios is required to approve the Restated Declaration. Investors in the Portfolios will vote together.

If the Restated Declaration is not approved by the requisite investors in the Portfolios, the Existing Declaration will remain in effect.

The Board of Trustees unanimously recommends that investors vote FOR the Amended and Restated Declaration of Trust.
ITEM 3.

TO AUTHORIZE THE BOARD OF TRUSTEES TO SELECT INVESTMENT SUBADVISERS AND ENTER INVESTMENT SUBADVISORY AGREEMENTS WITHOUT OBTAINING INVESTOR APPROVAL (FOR INVESTORS IN THE MONEY MARKET PORTFOLIO, INTERMEDIATE GOVERNMENT BOND PORTFOLIO, AGGRESSIVE EQUITY PORTFOLIO AND INTERNATIONAL EQUITY PORTFOLIO ONLY).

Diversified Investment Advisors manages the assets of each Portfolio under separate Investment Advisory Agreements with respect to each Portfolio. Under these Advisory Agreements, Diversified selects and employs one or more subadvisers for each Portfolio, subject to the review and approval of the Portfolios' Board of Trustees. The subadvisers make the day-to-day investment selections for each Portfolio consistent with the guidelines and directions set out by Diversified and the Board of Trustees. Diversified may terminate the services of any subadviser at any time. Under the Investment Company Act of 1940 (referred to as the 1940 Act), retaining the services of a new subadviser would require investor approval.

The 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by investors. However, the Portfolios have received exemptive relief from the Securities and Exchange Commission from these investor approval requirements for investment subadvisers provided that certain conditions are met.

If this Item 3 is approved by Portfolio investors, the Board of Trustees of the Portfolios would be able, without further investor approval, to appoint additional or replacement subadvisers for the Money Market Portfolio, Intermediate Government Bond Portfolio, Aggressive Equity Portfolio and International Portfolio so long as certain requirements are complied with. The Trustees of the Portfolios would not, however, be able to replace Diversified as investment adviser without complying with the 1940 Act and applicable regulations governing investor approval of advisory contracts.

This Item 3 is intended to facilitate the efficient supervision and management of the subadvisers by Diversified and the Trustees. Diversified continuously monitors the performance of the subadvisers and may from time to time recommend that the Board of Trustees replace a subadviser or appoint additional subadvisers, depending on Diversified's assessment of which subadviser or combination of subadvisers it believes will optimize that Portfolio's chances of achieving its investment objective. If Portfolio investors approve this proposal, the Money Market Portfolio, Intermediate Government Bond Portfolio, Aggressive Equity Portfolio and International Equity Portfolio would no longer be required to call an investor meeting each time a new or replacement subadviser is appointed, and investors in the Money Market Portfolio, Intermediate Government Bond Portfolio, Aggressive Equity Portfolio and International Equity Portfolio would not be asked to vote on the new subadviser.

Investor meetings entail substantial costs which could diminish the benefits of the current subadvisory arrangements. These costs must be weighed against the benefits of investor scrutiny of proposed contracts with additional or replacement subadvisers. However, even in the absence of investor approval, any proposal to add or replace subadvisers would receive careful review. First, Diversified would assess the Portfolio's needs and, if it believed additional or replacement subadvisers could benefit the Portfolio, would search for available investment subadvisers. Second, any recommendations made by Diversified would have to be approved by a majority of the Portfolios' Trustees, including a majority of the disinterested Trustees. In selecting any new or replacement subadvisers, the Trustees are required to determine that an investment management agreement with the subadviser is reasonable, fair and in the best interests of the Portfolio and its investors, and that the fees provided in the agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Finally, any further appointments of additional or replacement subadvisers would have to comply with the conditions contained in the Securities and Exchange Commission exemptive order, which include that the Portfolio furnish to its investors certain information about the additional or replacement subadvisers.

The Trustees believe that the proposed authority for the Boards of Trustees to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of investors is in the best interests of the investors in each of the Money Market Portfolio, Intermediate Government Bond Portfolio, Aggressive Equity Portfolio and International Equity Portfolio.

Required Vote

Only investors in the Money Market Portfolio, Intermediate Government Bond Portfolio, Aggressive Equity Portfolio and International Equity Portfolio vote on Item 3. For a Portfolio, the affirmative vote of the holders of the lesser of (a) 67% or more of the voting securities of that Portfolio present at the Meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of that Portfolio are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of that Portfolio, is required to authorize the Trustees to authorize the use of the exemptive relief with respect to that Portfolio.

The Board of Trustees unanimously recommends that investors in the Money Market Portfolio, Intermediate Government Bond Portfolio, Aggressive Equity Portfolio and International Equity Portfolio vote FOR authorizing the Trustees to select investment subadvisers and enter into investment subadvisory agreements without obtaining investor approval.

***
Accountants

PricewaterhouseCoopers LLP served as the auditor for each Portfolio for the fiscal year ended December 31, 2001. Representatives from PricewaterhouseCoopers are not expected to attend the Meeting.

Audit Fees for the Portfolios

For the fiscal year ended December 31, 2001, the aggregate fees billed by PricewaterhouseCoopers for professional services rendered for the audit of each Portfolio's annual financial statements and for the review of each Portfolio's interim financial statements were $        .

Financial Information Systems Design And Implementation Fees

For the fiscal year ended December 31, 2001, no fees were billed by PricewaterhouseCoopers for financial information systems design and implementation services rendered to the Portfolios, Diversified and affiliates of Diversified that provided services to the Portfolios.

All Other Fees for the Portfolios, Diversified and Certain Affiliates of Diversified

For the fiscal year ended December 31, 2001, the aggregate fees billed by PricewaterhouseCoopers for non-audit services (other than financial information systems design and implementation), including tax-related services, provided to the Portfolios, Diversified and affiliates of Diversified were $            .

Board Determinations

The Board of Trustees has considered whether the provisions by PricewaterhouseCoopers of non-audit services, including tax-related services, is compatible with maintaining PricewaterhouseCoopers' independence.

Portfolio Information

This section provides certain information about the Portfolios, including information about the amount of outstanding beneficial interest of each Portfolio, information about the Portfolios' Trustees and executive officers and the identity of investors holding 5% of the outstanding beneficial interests of any Portfolio.

Beneficial Interests Outstanding

As of March 7, 2002, the following amount of beneficial interests of each Portfolio was outstanding:

Portfolio	Total Beneficial Interests Outstanding
Money Market Portfolio
High Quality Bond Portfolio
Intermediate Government Bond Portfolio
Core Bond Portfolio
High-Yield Bond Portfolio
Balanced Portfolio
Value & Income Portfolio
Growth & Income Portfolio
Equity Growth Portfolio
Special Equity Portfolio
Aggressive Equity Portfolio
International Equity Portfolio
Mid-Cap Growth Portfolio
Mid-Cap Value Portfolio

Trustee Compensation

The following table shows the cash compensation paid to the Trustees for each Portfolio's most recent fiscal year and the total cash compensation paid to the Trustees and nominees by all funds associated with the Portfolios for those funds' most recent fiscal year.

The Portfolios pay each of the Trustees who is not a director, officer or employee of the adviser or any of its affiliates an annual fee of $________, plus $________ for each Board of Trustees meeting attended, $_______ for each special Board meeting attended, $______ for each telephonic Board meeting in which that Trustee participates. In addition, the Portfolios will reimburse these Trustees for travel and out-of-pocket expenses incurred in connection with Board meetings. For the fiscal year ended December 31, 2001, such expenses totaled $_________.

Trustee or Nominee	Aggregate Compensation from Portfolios	Total Compensation from Funds Associated with Diversified
Interested Persons
Mark Mullin	$ 0	$ 0
Peter Kunkel	$ 0	$ 0

Disinterested Persons
Neal M. Jewell	$_________	$_________
Robert Lester Lindsay	$_________	$_________
Eugene M. Mannella	$_________	$_________
Joyce Galpern Norden	$_________	$_________
Patricia L. Sawyer	$_________	$_________

Officers of the Portfolios

The following table presents certain information about the officers of the Portfolios, including their principal occupations for at least the past five years, although the titles may not have been the same throughout. The address of each of the officers is 4 Manhattanville Road, Purchase, New York 10057.

Name and Age	Position Held and Length of Time Served	Principal Occupation during Past 5 Years and Other Directorships Held	Number of Investment Companies Associated with Diversified Overseen by Officer
Mark Mullin Age: 38	President since 2002	President and Chief Executive Officer, Diversified (since April 1995).	61
Joseph Carusone Age: 36	Vice President since 2002	Vice President, Diversified (since December 1999); Vice President and Assistant Treasurer, Bank of New York (from 1993 to 1999).	61
Robert F. Colby Age: 46	Secretary since	Vice President and General Counsel, Diversified (since January 1994).	61
John F. Hughes Age: 60	Assistant Secretary since	Vice President and Senior Counsel, Diversified (since January 1994).	61

Mark Mullin, President of the Portfolios, is also a Trustee and President of the other funds in the Diversified Family of Funds and the Chief Executive Officer and President of Diversified. Mr. Carusone, Vice President of the Portfolios, is also the Vice President of the other funds in the Diversified Family of Funds and a Vice President of Diversified. Robert Colby, Secretary of the Portfolios, is also the Secretary of the other funds in the Diversified Family of Funds, President and General Counsel of Diversified and Vice President and Assistant Secretary of Diversified Investors Securities Corp., the placement agent of the Portfolios (referred to as DISC). John Hughes, Assistant Secretary of the Portfolios, is also the Assistant Secretary of the other funds in the Diversified Family of Funds, Vice President and Senior Counsel of Diversified and Assistant Secretary of DISC.

Each officer will hold his office until he resigns, he is terminated or his successor is elected or qualified.

Interests of Certain Persons

As of December 31, 2001 and also as of                , 2002, no Trustee or nominee, and no officer, owned any beneficial interests of the Portfolios. In addition, no disinterested Trustee or nominee had any ownership interest in Diversified, DISC, or any person directly or indirectly controlling, controlled by or under common control with Diversified or DISC as of December 31, 2001.

As of           , 2002, to the best of knowledge of the Trust, the following investors beneficially owned 5% or more of the outstanding beneficial interests of the following Portfolios. The address of each of AUSA Life Insurance Company, MONY Life Insurance Company and the funds in the Diversified Family of Funds is 4 Manhattanville Road, Purchase, New York 10057.

Portfolio	Names and Address of Investor	Number of Outstanding Beneficial Interests of Class Owned	Percentage of Outstanding Beneficial Interests of Class Owned
Money Market Portfolio	AUSA Life Insurance Company Mony Life Insurance Company Diversified Investors Money Market Fund Diversified Institutional Money Market Fund
High Quality Bond Portfolio	AUSA Life Insurance Company Mony Life Insurance Company Diversified Investors High Quality Bond Fund Diversified Institutional High Quality Bond Fund
Intermediate Government Bond Portfolio	AUSA Life Insurance Company Mony Life Insurance Company Diversified Investors Intermediate Government Bond Fund Diversified Institutional Intermediate Government Bond Fund
Core Bond Portfolio	AUSA Life Insurance Company Mony Life Insurance Company Diversified Investors Core Bond Fund Diversified Institutional Core Bond Fund
High-Yield Bond Portfolio	AUSA Life Insurance Company Mony Life Insurance Company Diversified Investors High-Yield Bond Fund Diversified Institutional High-Yield Bond Fund
Balanced Portfolio	AUSA Life Insurance Company Mony Life Insurance Company Diversified Investors Balanced Fund Diversified Institutional Balanced Fund
Value & Income Portfolio	AUSA Life Insurance Company Mony Life Insurance Company Diversified Investors Value & Income Fund Diversified Institutional Value & Income Fund
Growth & Income Portfolio	AUSA Life Insurance Company Mony Life Insurance Company Diversified Investors Growth & Income Fund Diversified Institutional Growth & Income Fund
Equity Growth Portfolio	AUSA Life Insurance Company Mony Life Insurance Company Diversified Investors Equity Growth Fund Diversified Institutional Equity Growth Fund
Special Equity Portfolio	AUSA Life Insurance Company Mony Life Insurance Company Diversified Investors Special Equity Fund Diversified Institutional Special Equity Fund
Aggressive Equity Portfolio	AUSA Life Insurance Company Mony Life Insurance Company Diversified Investors Aggressive Equity Fund Diversified Institutional Aggressive Equity Fund
International Equity Portfolio	AUSA Life Insurance Company Mony Life Insurance Company Diversified Investors International Equity Fund Diversified Institutional International Equity Fund
Mid-Cap Growth Portfolio	AUSA Life Insurance Company Mony Life Insurance Company Diversified Investors Mid-Cap Growth Fund Diversified Institutional Mid-Cap Growth Fund
Mid-Cap Value Portfolio	AUSA Life Insurance Company Mony Life Insurance Company Diversified Investors Mid-Cap Growth Fund Diversified Institutional Mid-Cap Growth Fund

Officers of Diversified Investment Advisors, Inc.

The following table lists the principal executive officer and directors of Diversified and their principal occupations. The address of each person listed is 4 Manhattanville Road, Purchase, New York 10057

Officer	Principal Occupation during Past 5 Years
Mark Mullin	President and Chief Executive Officer, Diversified (since April 1995).
Peter Kunkel	Chief Operating Officer, Diversified (since 1994).
Joseph Carusone	Vice President, Diversified (since December 1999); Vice President and Assistant Treasurer, Bank of New York (from 1993 to 1999).
Robert F. Colby	Vice President and General Counsel, Diversified (since January 1994).
John F. Hughes	Vice President and Senior Counsel, Diversified (since January 1994).

The address of Diversified is 4 Manhattanville Road, Purchase, New York 10057.

Manner of Voting Proxies

If the enclosed proxy is executed properly and returned, beneficial interests represented by it will be voted at the Meeting in accordance with the instructions on the proxy. If you do not give instructions your beneficial interests will be voted "for" the matters listed in the accompanying Notice of Special Meeting of Investors and "for" any other matters deemed appropriate. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing filed with the Secretary of the Portfolios or delivered at the Meeting.

The Portfolios know of no other matters to be brought before the Meeting. If, however, because of any unexpected occurrence, any other matters properly come before the Meeting, it is the Portfolios' intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

Quorum

The presence in person or by proxy of the holders of at lest one-third of the outstanding beneficial interests of a Portfolio entitled to vote is required to constitute a quorum for transacting business by that Portfolio at the Meeting. For the purposes of determining the presence of a quorum, abstentions will be treated as beneficial interests that are present but which have not been voted. As a result, abstentions will have no effect on the outcome of Item 1 and will have the effect of a "no" vote for purposes of obtaining the requisite approval of Items 2 and 3.

Submission of Proposals

Each Portfolio is organized as a series of a New York trust, and as such is not required to hold annual meetings of investors. However, meetings of investors may be held from time to time to consider such matters as the approval of investment advisory agreements or changes in certain investment restrictions. Proposals of investors which are intended to be presented at future investors' meetings must be received by the Portfolios a reasonable time before the proxy solicitation is made.

Additional Information

In the event that a quorum for the transaction of business is not present in person or by proxy at the Meeting, the persons named as appointed proxies on the enclosed proxy card intend to vote in favor of one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the beneficial interests present in person or by proxy at the session of the Meeting to be adjourned. If a quorum is present but if nonetheless sufficient votes in favor of one or more of the proposals set forth in the Notice of Special Meeting are not received by           , 2002, the persons named as appointed proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In that case, those persons named as appointed proxies will vote in favor of any such adjournment those proxies required to be voted in favor of the proposal for which further solicitation of proxies is made. They will vote against any such adjournment those proxies required to be voted against such proposal. The Meeting may be adjourned as to one or more Portfolios and as to one or more particular Items affecting any such Portfolio. The costs of any additional solicitation and of any adjournment session will be borne by the Portfolios.

The Portfolios' placement agent is Diversified Investors Securities Corp., 4 Manhattanville Road, Purchase, New York 10057. The Portfolios' administrator and transfer agent is Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York, 10057.

It is important that proxies be returned promptly.

Diversified Investors Portfolios
Diversified Investors Portfolios
Money Market Portfolio High Quality Bond Portfolio Core Bond Portfolio High-Yield Bond Portfolio Balanced Portfolio Value & Income Portfolio	Growth & Income Portfolio Equity Growth Portfolio Special Equity Portfolio Aggressive Equity Portfolio International Equity Portfolio Mid-Cap Growth Portfolio Mid-Cap Value Portfolio

April 8, 2002

Schedule A

NOTE: This Declaration has been marked to show the changes that will be made if the Restated Declaration proposed in Item 2 is approved and adopted. Deleted text is marked through and added text appears in italics.

(cover page and table of contents omitted)

AMENDED AND RESTATED

OF

DIVERSIFIED INVESTORS PORTFOLIOS

~~____________________~~

Dated as of [DATE]

        ~~This DECLARATION OF TRUST of~~ WHEREAS, Diversified Investors ~~Portfolios is made as~~Portfolios was established pursuant to a Declaration of ~~the 1st day of~~Trust dated September 1, 1993, as amended (the "Original Declaration"), ~~1993 by the parties signatory hereto, as Trustees (as defined in Section 1.2 hereof).~~

        ~~W I T N E S S E T H:WHEREAS, the Trustees desire to form a master trust fund or "Trust" (as defined in Section 1.2 hereof) under the law of the State of New York consisting of one or more subtrusts or "Series" (as defined in Section 1.2 hereof)~~ for the investment and reinvestment of assets contributed thereto; and

        WHEREAS, it is proposed that the trust assets be composed of money and other property contributed to the ~~Series~~Trust, such assets to be held and managed in trust for the benefit of the holders of beneficial interests in such ~~Series~~Trust;

        WHEREAS, the Trustees wish to amend and restate the Original Declaration in its entirety, and hereby certify that this Amended and Restated Declaration of Trust has been amended and restated in accordance with the provisions of the Original Declaration;

        NOW, THEREFORE, the Trustees hereby ~~declare~~confirm that they will hold in trust all money and other property contributed to the Trust and will manage and dispose of the same for the benefit of such holders of beneficial interests and subject to the provisions hereof, to wit:

ARTICLE I

~~The Trust~~

THE TRUST

        Section 1.1.   Name.   The name of the Trust shall be "Diversified Investors Portfolios" and so far as may be practicable the Trustees shall conduct the Trust's activities, execute all documents and sue or be sued under that name, which name (and the term "Trust" wherever hereinafter used) shall refer to the Trustees as Trustees, and not individually, and shall not refer to the officers, employees, agents or independent contractors of the Trust or its holders of beneficial interests.

        Section 1.2.   Definitions.  ~~As~~ Wherever they are used ~~in this Declaration~~herein, the following terms ~~shall~~ have the following respective meanings:

        ~~"Administrator" shall mean any party furnishing services to one or more Series pursuant to any administration contract described in Section 4.1 hereof.~~

        (a)        "Book Capital Account" ~~shall mean~~means, for any Holder ~~(as hereinafter defined)~~ at any time, the Book Capital Account of the Holder at such time with respect to the Holder's beneficial interest in the Trust Property ~~(as hereinafter defined)~~or, if the Trust is divided into one or more Series, the Trust Property of any Series, determined in accordance with the method established by the Trustees pursuant to Section  8.1 hereof. ~~The~~If the Trust is divided into one or more Series, the Trust shall maintain separate records of Book Capital Accounts for each ~~such~~ Series.

        (b)        "By-Laws" means the By-laws referred to in Section 3.9 hereof, as amended from time to time.

        (c)        "Code" ~~shall mean~~means the United States Internal Revenue Code of 1986, as amended from time to time~~, as well as any non-superseded provisions of the Internal Revenue Code of 1954, as amended~~ (or any corresponding provision or provisions of succeeding law).

~~"~~        (d)        "Commission~~" shall mean~~" has the ~~United States Securities and Exchange Commission~~meaning given that term in the 1940 Act.

~~"~~        (e)        "Declaration~~" shall mean~~" means this Declaration of Trust, as amended from time to time. ~~References~~Reference in this Declaration of Trust to ~~"~~"Declaration~~"~~," ~~"~~"hereof~~"~~," ~~"~~"herein~~"~~" and ~~"~~"hereunder~~"~~" shall be deemed to refer to this Declaration rather than the article or section in which ~~any~~ such ~~word~~words ~~appears~~appear.

        ~~"Fiscal Year" shall mean an annual period determined by~~
        (f)        "Governing Jurisdiction" means the ~~Trustees which ends on December 31~~State of ~~each year or on such other day as is permitted or required by the Code~~New York.

        (g)        "Holder" ~~shall mean~~means the record holder of any Interest in its capacity as such.

        (h)        "Institutional Investor(s)" ~~shall mean~~means, when used with respect to the Trust or, if the Trust is divided into one or more Series, each Series of the Trust, any regulated investment company, segregated asset account, foreign investment company, common trust fund, group trust or other investment arrangement, whether organized within or without the United States of America, other than an individual, S corporation~~,~~ or partnership or a grantor trust beneficially owned by any individual, S corporation or partnership, unless, in the case of a partnership or a grantor trust beneficially owned by a partnership, the interests in the partnership are held by entities that otherwise meet the definition of Institutional Investor.

~~"~~        (i)        "Interested Person~~" shall have~~" has the meaning given ~~it~~that term in the 1940 Act ~~(as hereinafter defined)~~.

        (j)        "Interest" ~~shall mean~~means the beneficial interest of a Holder in the Trust Property or, if the Trust is divided into one or more Series, the Trust Property of any Series, including all rights, powers and privileges accorded to Holders by this Declaration, which interest may be expressed as a percentage, determined by calculating for ~~a particular~~ the Trust or any Series, at such times and on such basis as the Trustees shall from time to time determine, the ratio of each Holder's Book Capital Account balance to the total of all Holders' Book Capital Account balances. Reference herein to a specified percentage of, or fraction of, Interests, means Holders whose combined Book Capital Account balances represent such specified percentage or fraction  of the combined Book Capital Account balances of all, or a specified group of, Holders.

        ~~"Investment Adviser" shall mean any party furnishing services to one or more Series of the Trust pursuant to any investment advisory contract described in Section 4.1 hereof.~~

        (k)        "Majority Interests Vote" ~~shall mean~~ means the vote, at a meeting of Holders of the Trust or, if the Trust is divided into one or more Series, at a meeting of the Holders of one or more Series as the context may require, of (A)  67% or more of the Interests present or represented at such meeting, if Holders of more than 50% of all Interests in the Trust or, as applicable, such one or more Series are present or represented by proxy, or (B)  more than 50% of all Interests in the Trust or, as applicable, such one or more Series, whichever is less.

~~"~~        (l)        "1940 Act~~" shall mean~~" means the ~~United States~~ Investment Company Act of ~~1940,~~1940 and the Rules and Regulations thereunder, as amended from time to time, and as such Act or the ~~rules~~Rules and ~~regulations~~Regulations thereunder may apply to the Trust or any Series pursuant to any exemptive order or similar relief or interpretation issued by the Commission under such Act.

~~"~~        (m)        "Person~~" shall mean~~" means and ~~include~~includes individuals, corporations, limited liability companies, partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof, whether domestic or foreign.

        (n)        "Redemption" ~~shall mean~~means the complete withdrawal of an Interest of a Holder in the Trust or, if the Trust is divided into one or more Series, a Series the result of which is to reduce the Book Capital Account balance of that Holder in the Trust or, as applicable, such Series to zero, and the term "redeem" shall mean to effect a Redemption.

        (o)        "Series" ~~shall mean~~means the subtrusts of the Trust as the same ~~are~~may be established and designated pursuant to Article  VI hereof, each of which shall be a separate subtrust.

~~"~~        (p)        "Trust~~" shall mean~~" means the master trust ~~fund~~ established hereby and shall include ~~each~~any Series that may be established from time to time in accordance with Article VI hereof.

~~"~~        (q)        "Trust Property~~" shall mean as of any particular time~~" means any and all ~~assets or other~~ property, real or personal , tangible or intangible, which ~~at such time~~ is owned or held by or for the account of the Trust or, if the Trust is divided into one or more Series, any Series, or for the account of the Trustees. If the Trust is divided into one or more Series, each component of ~~which~~the Trust Property shall be allocated and belong to a ~~specific~~ Series to the exclusion of all other Series.

~~"Trustees" shall mean each signatory to this~~        (r)        "Trustees" means the persons who have signed the Declaration, so long as ~~such signatory~~they shall continue in office in accordance with the terms hereof, and all other ~~individuals~~persons who ~~at~~may ~~the~~from time ~~in question have been~~to time be duly elected or appointed ~~and have~~, qualified and serving as Trustees in accordance with the provisions hereof ~~and are then in office~~, and reference ~~in this Declaration~~herein to a Trustee or the Trustees shall refer to such ~~individual~~person or ~~individuals~~persons in their capacity as ~~Trustees~~trustees hereunder.

ARTICLE II

~~Trustees~~

TRUSTEES

        Section 2.1.   Number ~~and~~of ~~Qualification~~Trustees.   The number of Trustees shall be such number as shall be fixed from time to time by ~~action~~a majority of the Trustees ~~taken as provided in Section 2.5 hereof; provided, however, that the number of Trustees so fixed shall in no event be less than three~~. ~~Any vacancy created by an increase in the number of Trustees may be filled by the appointment of an individual having the qualifications described in this Section 2.1 made by action of the Trustees taken as provided in Section 2.5 hereof. Any such appointment shall not become effective, however, until the individual named in the written instrument of appointment shall have accepted in writing such appointment and agreed in writing to be bound by the terms of this Declaration. No reduction in the number of Trustees shall have the effect of removing any Trustee from office. Whenever a vacancy occurs, until such vacancy is filled as provided in Section 2.4 hereof, the Trustees continuing in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration. A Trustee shall be an individual at least 21 years of age who is not under legal disability.~~

        Section 2.2.   Term ~~and Election~~of Office of Trustees.  ~~Each~~ A Trustee ~~named herein, or~~may be elected ~~or appointed prior to~~either by the ~~first meeting of~~ Holders or, ~~shall~~as ~~(except~~provided in the ~~event of resignations, retirements, removals or vacancies pursuant~~Declaration and subject to ~~Section 2.3 or Section 2.4 hereof) hold office until a successor to such Trustee has been elected at such meeting and has qualified to serve as Trustee, as required under~~ the limitations of the 1940 Act, by the Trustees. Subject to ~~the~~all applicable provisions of ~~Section 16(~~the 1940 Act ~~and except as provided in Section 2.3 hereof~~, ~~each~~a~~) of~~ Trustee shall hold office during the lifetime of ~~the~~this Trust and until its termination as hereinafter provided~~.~~ or, if sooner, until his or her death or the election and qualification of his or her successor; except that:

~~2.3.  Resignation, Removal and Retirement.  Any~~        (a)        any Trustee may resign his or her trust (without need for prior or subsequent accounting) by an instrument in writing ~~executed~~signed by ~~such~~that Trustee and delivered ~~or mailed~~ to the ~~Chairman, if any, the President or the Secretary of the~~ Trust ~~and such resignation~~, which shall ~~be~~take ~~effective~~effect upon such delivery~~,~~ or ~~at~~upon ~~a~~such later date ~~according to the terms of the instrument. Any~~as is specified therein;

        (b)        any Trustee may be removed ~~with or without~~at any time, for cause ~~by the affirmative vote of Holders of two-thirds of the Interests or provided aggregate number of~~, ~~after such removal and after giving effect to any appointment made to fill the vacancy created~~ by ~~such removal, shall not be less than the number required~~written instrument signed by ~~Section 2.1 hereof) by the action of~~at least two-thirds of the remaining Trustees~~. Any~~, specifying the date when such removal shall become effective;

        (c)        any Trustee who has attained a mandatory retirement age~~, if any,~~ established pursuant to any written policy adopted from time to time by ~~a majority~~at least two-thirds of the Trustees shall, automatically and without action ~~by~~of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy;

        (d)        any Trustee who has served to the end of his or her term of office established pursuant to any written policy adopted from time to time by at least two-thirds of the Trustees shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy~~. Any~~;

        (e)        any Trustee who has become incapacitated by illness or injury, as determined by a majority of the other Trustees in their reasonable judgment, may be retired by written instrument ~~executed~~signed by a majority of the other Trustees, specifying the date of ~~such Trustee's~~his or her retirement; and

        (f)        a Trustee may be removed, with or without cause at any meeting of Holders by a vote of two-thirds of the outstanding Interests of the Trust.

        For purposes of the foregoing clause (b), the term "cause" shall include, but not be limited to, failure to comply with such written policies as may from time to time be adopted by at least two-thirds of the Trustees with respect to the conduct of Trustees and attendance at meetings.

        Upon the resignation, retirement or removal of a Trustee, or ~~a Trustee~~his or her otherwise ceasing to be a Trustee, ~~such resigning, retired, removed or former Trustee~~that individual shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of ~~such~~the resigning, ~~retired,~~retiring or removed ~~or former~~ Trustee. Upon the incapacity or death of any Trustee ~~or upon removal~~, ~~retirement or resignation due to any~~that Trustee~~'~~'s ~~incapacity to serve as Trustee, the~~ legal representative ~~of such deceased, removed, retired or resigning Trustee~~ shall execute and deliver on his or her behalf ~~of such deceased, removed, retired or resigning Trustee~~ such documents as the remaining Trustees shall require ~~for the purpose set forth~~as provided in the preceding sentence.

        Except to the extent expressly provided in a written agreement to which the Trust is a party or in a written policy adopted by the Trustees, no resigning or removed Trustee shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages on account of such removal.

        Section 2.3. Resignation and Appointment of Trustees. In case of the declination, death, resignation, retirement or removal of any of the Trustees, or in case a vacancy shall, by reason of an increase in number of Trustees, or for any other reason, exist, the remaining Trustees may fill such vacancy by appointing such other individual as they in their discretion shall see fit. Any such appointment shall not become effective, however, until the person appointed shall have accepted in writing such appointment and agreed in writing to be bound by the terms of the Declaration. An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation, removal or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation, removal or increase in number of Trustees. The power of appointment is subject to all applicable provisions of the 1940 Act.

        Section 2.4.  ~~Vacancies.  The term of office of a Trustee shall terminate and a vacancy shall occur in the event of the death, resignation, retirement or removal of a Trustee. No such vacancy shall~~ Vacancies. The death, declination, resignation, retirement, removal or incapacity of the Trustees, or any of them, shall not operate to annul ~~this~~the ~~Declaration~~Trust or to revoke any existing agency created pursuant to the terms of ~~this~~the Declaration. ~~In~~Whenever a vacancy in the ~~case~~number of ~~a vacancy~~Trustees shall occur, until such vacancy is filled as provided in Section 2.3, or while any Trustee is incapacitated, ~~Holders of at least a majority of~~ the ~~Interests entitled to vote~~other Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by the Declaration, ~~acting at any meeting of Holders held in accordance with Section 9.2 hereof, or, to the extent permitted by the 1940 Act, a majority vote of the~~and only such other Trustees ~~continuing in office acting by written instrument or instruments, may fill such vacancy, and any Trustee so elected by the Trustees or the Holders shall hold office as provided in this Declaration. The Trustees may appoint a new Trustee as provided above in anticipation of a vacancy expected to occur because of the retirement, resignation or removal of a Trustee, or an increase in number of Trustees, provided that such appointment shall become effective only when or after the expected vacancy occurs. Subject to the foregoing sentence, as soon as any Trustee has accepted such appointment in writing, the Trust estate shall vest in the new Trustee, together with the continuing Trustees, without any further act or conveyance, and he or she~~ shall be ~~deemed a Trustee hereunder. The power of appointment is subject to Section 16(a) of~~counted for the ~~1940 Act~~purposes of the existence of a quorum or the taking of any action to be taken by the Trustees. A written instrument certifying the existence of such vacancy or incapacity signed by a majority of the Trustees shall be conclusive evidence of the existence thereof.

        ~~2.5.  Meetings.  Meetings of~~

        Section 2.5. Delegation of Power to Other Trustees. Any Trustee may, by power of attorney, delegate his power for a period not exceeding six months at any one time to any other Trustee or Trustees; provided that in no case shall fewer than two Trustees personally exercise the powers granted to the Trustees ~~shall be held from time to time upon~~under the ~~call of the Chairman, if any, the President, the Secretary, an Assistant Secretary or any two Trustees~~Declaration except as otherwise expressly provided herein. ~~Regular meetings of the Trustees may be held without call or notice at a time and place fixed by the By-Laws or by resolution of the Trustees. Notice of any other meeting shall be mailed or otherwise given not less than 24 hours before the meeting but may be waived in writing by any Trustee either before or after such meeting. The attendance of a Trustee at a meeting shall constitute a waiver of notice of such meeting except in the situation in which a Trustee attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting was not lawfully called or convened. The Trustees may act with or without a meeting. A quorum for all meetings of the Trustees shall be a majority of the Trustees. Unless provided otherwise in this Declaration, any action of the Trustees may be taken at a meeting by vote of a majority of the Trustees present (a quorum being present) or without a meeting by written consent of a majority of the Trustees.~~

        ~~Any committee of the Trustees, including an executive committee, if any, may act with or without a meeting. A quorum for all meetings of any such committee shall be a majority of the members thereof. Unless provided otherwise in this Declaration, any action of any such committee may be taken at a meeting by vote of a majority of the members present (a quorum being present) or without a meeting by written consent of a majority of the members.~~

        ~~Any notice, waiver or written consent hereunder may be provided and delivered to the Trust or a Trustee by facsimile or other similar electronic mechanism.~~

        ~~With respect to actions of the Trustees and any committee of the Trustees, Trustees who are Interested Persons of the Trust or otherwise interested in any action to be taken may be counted for quorum purposes under this Section 2.5 and shall be entitled to vote to the extent permitted by the 1940 Act.~~

        ~~All or any one or more Trustees may participate in a meeting of the Trustees or any committee thereof by means of a conference telephone or similar communications equipment by means of which all individuals participating in the meeting can hear each other and participation in a meeting by means of such communications equipment shall constitute presence in person at such meeting.~~

        ~~2.6.  Officers; Chairman of the Board.  The Trustees shall, from time to time, elect a President, a Secretary and a Treasurer. The Trustees may elect or appoint, from time to time, a Chairman of the Board who shall preside at all meetings of the Trustees and carry out such other duties as the Trustees may designate. The Trustees may elect or appoint or authorize the President to appoint such other officers, agents or independent contractors with such powers as the Trustees may deem to be advisable. The Chairman, if any, shall be and each other officer may, but need not, be a Trustee.~~

        ~~2.7.  By-Laws.  The Trustees may adopt and, from time to time, amend or repeal By-Laws for the conduct of the business of the Trust.~~

ARTICLE III

~~Powers of Trustees~~

POWERS OF TRUSTEES

        Section 3.1.   General.   The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust ~~and each Series~~ to the same extent as if the Trustees were the sole owners of the Trust Property and ~~such~~ business in their own right, but with such powers of delegation as may be permitted by ~~this~~the Declaration. The Trustees ~~may perform such acts as in their sole discretion they deem proper for conducting~~shall have power to conduct the business of the Trust and ~~any Series.~~ carry on its operations in any and all of its branches and maintain offices both within and without the State of New York, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things and execute all such instruments as the Trustees deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of the Declaration, the presumption shall be in favor of a grant of power to the Trustees.

        The enumeration of ~~or failure to mention~~ any specific power herein shall not be construed as limiting ~~such exclusive and absolute control~~the aforesaid power or any other power of the Trustees hereunder. ~~The~~Such powers of the Trustees may be exercised without order of or resort to any court.

        ~~The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust. The Trustees shall have full authority and power to make any and all investments which they, in their uncontrolled discretion, shall deem proper to accomplish the purposes of this Trust.~~

        Section 3.2.   Investments.   (a) The Trustees shall have the power ~~with respect to the Trust and each Series to~~:

        (~~a~~i)        to conduct, operate and carry on the business of an investment company;

        (~~b~~ii)        to subscribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, sell, assign, transfer, exchange, distribute, lend or otherwise deal in or dispose of ~~United States~~securities of every nature and kind, U.S. and foreign currencies ~~and related instruments including forward contracts~~, ~~and~~any form of gold or other precious metal, commodity contracts, any form of option contract, contracts for the future acquisition or delivery of fixed income or other securities, derivative instruments of every kind, "when-issued" or standby contracts, and all types of obligations or financial instruments, including ~~common and preferred stock~~, ~~warrants~~without limitation, all types of bonds, debentures, ~~time notes and all other~~stocks, negotiable or non-negotiable instruments, obligations, evidences of indebtedness, ~~negotiable or non-negotiable instruments, obligations,~~ certificates of deposit or indebtedness, commercial paper, repurchase agreements, ~~reverse repurchase agreements, convertible securities, forward contracts, options, futures contracts~~bankers' acceptances, and other securities of any kind, ~~including, without limitation, those~~ issued, created, guaranteed or sponsored by any ~~state, territory or possession~~ and all Persons, including, without limitation,

        (A)        states, territories and possessions of the United States and the District of Columbia and ~~their political subdivisions, agencies and instrumentalities, or by the United States Government,~~ any ~~foreign government, or any agency, instrumentality or~~ political subdivision ~~of the United States Government or any foreign government~~, agency or instrumentality of any such Person,

        (B)        the U.S. Government, any foreign government, or any political subdivision or any agency or instrumentality of the U.S. Government or any foreign government,

        (C)        any international instrumentality, ~~or by~~

        (D)        any bank~~,~~ or savings institution, or

        (E)        any corporation or ~~other business entity~~organization organized under the laws of the United States or of any state, territory or possession thereof, or under any foreign ~~laws~~law;

to retain Trust assets in cash and from time to time to change the investments in which the assets of the Trust are invested; and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of ~~any~~every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more Persons to exercise any of ~~such~~said rights, powers and privileges in respect of any of ~~such~~said investments; and ~~the Trustees shall be deemed to have the foregoing powers with respect to any additional instruments in which the Trustees may determine to invest;~~

        (~~c)        definitively interpret the investment objectives, policies and limitations of any Series~~iii)        to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, proper or desirable for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, and to do every other act or thing incidental or appurtenant to or connected with the aforesaid purposes, objects or powers.

        (b)        The Trustees shall not be limited to investing in securities or obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

        (c)        Notwithstanding any other provision of the Declaration to the contrary, the Trustees shall have the power in their discretion without any requirement of approval by Holders to either invest all or a portion of the Trust Property or, if the Trust is divided into one or more Series, the Trust Property of each Series of the Trust, or sell all or a portion of such Trust Property of the Trust or Series thereof and invest the proceeds of such sales, in one or more other investment companies to the extent not prohibited by the 1940 Act.

        Section 3.3.   Legal Title.   Legal title to all Trust Property shall be vested in the Trustees as joint tenants except that the Trustees shall have ~~the~~ power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust or any Series, or in the name of any other Person or nominee ~~name of any other Person on behalf of the Trust or any Series~~, on such terms as the Trustees may determine. The right, title and interest of the Trustees in the Trust Property shall vest automatically in each ~~individual~~person who may hereafter become a Trustee ~~upon his due election and qualification~~. Upon the resignation, retirement, removal or death of a Trustee, such ~~resigning, removed or deceased~~ Trustee shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such ~~resigning, removed or deceased~~ Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

        Section 3.4.  ~~Sale and~~ Increases and Decreases of Interests.   The Trustees, in their discretion, may, from time to time, without a vote of the Holders, permit any Institutional Investor to purchase an Interest in the Trust (or, as applicable, a Series), or increase such Interest, for such type of consideration, including cash or property, at such time or times (including, without limitation, each business day), and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses. ~~Individuals, S corporations, partnerships and grantor trusts that are beneficially owned by any individual, S corporation or partnership may not purchase Interests.~~ The Trustees, in their discretion, may refuse to sell an Interest in ~~a~~the Trust (or Series) to any person without any cause or reason therefor. A Holder which has redeemed its Interest in ~~a~~the Trust (or Series) may not be permitted to purchase an Interest in ~~such~~ the Trust (or Series) until the later of 60 calendar days after the date of such Redemption or the first day of the ~~Fiscal Year~~Trust's (or Series') fiscal year next succeeding the ~~Fiscal~~fiscal ~~Year~~year during which such Redemption occurred.

~~3.5  Decreases and Redemptions of Interests.~~          Subject to Article  VII hereof, the Trustees, in their discretion, may, from time to time, without a vote of the Holders, permit a Holder to redeem its Interest in ~~a~~the Trust (or Series), or decrease such Interest, for either cash or property, at such time or times (including, without limitation, each business day), and on such terms as the Trustees may deem best.

~~3.6.  Borrow~~ Section 3.5. Borrowing Money; Lending Trust Property.   The Trustees shall have power ~~on behalf of any Series~~ to borrow money or otherwise obtain credit and to secure the same by mortgaging, pledging or otherwise subjecting as security the ~~assets belonging to such Series~~Trust Property, ~~as appropriate, including the lending of portfolio securities, and~~ to endorse, guarantee, or undertake the performance of any obligation, contract or engagement of any other Person and to lend Trust Property.

~~3.7.~~   Section 3.6. Delegation~~; Committees~~.   The Trustees shall have power~~, consistent with their continuing exclusive and absolute control over the Trust Property and over the business of the Trust and any Series,~~ to delegate from time to time to such of their number or to officers, employees, ~~agents~~any investment adviser, placement agent, custodian, agent or independent ~~contractors~~contractor of the Trust ~~or any Series~~ the doing of such things and the execution of such instruments ~~in~~ either in the name of the Trust ~~or any Series~~ or the names of the Trustees or otherwise as the Trustees may deem appropriate or expedient.

~~3.8.~~   Section 3.7. Collection and Payment.   The Trustees shall have power to collect all property due to the Trust; ~~and~~ to pay all claims, including taxes, against the Trust Property ~~on behalf of any Series~~; to prosecute, defend, compromise or abandon any claims relating to the Trust ~~or the Trust~~ Property ~~on behalf of any Series~~; to foreclose any security interest securing any ~~obligation~~obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.

~~3.9.~~   Section 3.8. Expenses.   The Trustees shall have the power to incur and pay any expenses ~~from the Trust Property~~ which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of ~~this~~the Declaration, and to pay reasonable compensation from the funds of the Trust ~~Property~~ to themselves as Trustees~~. Permitted expenses of the Trust include, but are not limited to, interest charges, taxes, brokerage fees and commissions; expenses of sales, increases, decreases or redemptions of Interests; certain insurance premiums; applicable fees, interest charges and expenses of third parties, including the Trust's investment advisers, managers, administrators, placement agents, custodians transfer agents and fund accountants; fees of pricing, interest, dividend, credit and other reporting services; costs of membership in trade associations; telecommunications expenses; costs of forming the Trust and its Series and maintaining its and their existence; costs of preparing and printing the registration statements and Holder reports of the Trust and each Series and delivering them to Holders; expenses of meetings of Holders; costs of maintaining books and accounts; costs of reproduction, stationery and supplies; fees and expenses of the Trustees; compensation of the Trust's officers and employees and costs of other personnel performing services for the Trust or any Series; costs of Trustee meetings; Commission registration fees and related expenses; state or foreign securities laws registration fees and related expenses; and for such nonrecurring items as may arise, including litigation to which the Trust or a Series (or a Trustee or officer of the Trust acting as such) is a party, and for all losses and liabilities by them incurred in administering the Trust. The Trustees shall have a lien on the assets belonging to the appropriate Series, or in the case of an expense allocable to more than one Series, on the assets of each such Series, prior to any rights or interests of the Holders thereto, for the reimbursement to them of such expenses, disbursements, losses and liabilities~~. The Trustees shall fix the compensation of all officers, employees and Trustees. ~~The Trustees may pay themselves such compensation for special services, including legal and brokerage services, as they in good faith may deem reasonable, and reimbursement for expenses reasonably incurred by themselves on behalf of the Trust or any Series.~~

        Section 3.9. Manner of Acting; By-Laws. Except as otherwise provided herein, in the 1940 Act or in the By-Laws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees at which a quorum is present, including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of a majority of the Trustees. The Trustees may adopt By-Laws not inconsistent with the Declaration to provide for the conduct of the business of the Trust and may amend or repeal such By-Laws at any time.

        Section 3.10.   Miscellaneous Powers.  ~~The~~ Without limiting the foregoing, the Trustees shall have the power to:

        (a)         employ or contract with such Persons as the Trustees may deem ~~appropriate~~desirable for the transaction of the business of the Trust ~~or any Series and terminate such employees or contractual relationships as they consider appropriate~~;

        (b)         enter into joint ventures, partnerships and any other combinations or associations; ~~(c)~~

        (c)        elect and remove such officers and appoint and terminate such agents or employees as they consider appropriate, in each case with or without cause, and appoint and terminate any one or more committees which may exercise some or all of the power and authority of the Trustees as the Trustees may determine;

        (d)        purchase, and pay for out of Trust Property, such insurance ~~policies insuring~~as they may deem necessary, advisable, or appropriate for the ~~Investment Adviser~~conduct of the business of the Trust, ~~Administrator~~including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring present or former Holders, any administrator, Trustees, officers, employees, agents, any investment advisers, any placement agents, ~~Holders, Trustees, officers, employees, agents~~selected dealers or independent contractors of the Trust against possible tort liability and against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability;

        (~~d~~e)         establish pension, profit-sharing, deferred compensation, and other retirement, incentive and benefit plans for ~~the~~any Trustees, officers, employees or agents of the Trust ~~or any Series~~; ~~(e) prosecute, defend and settle lawsuits in the name of the Trust or any Series and pay settlements and judgments out of the Trust Property;~~

        (f)         to the extent permitted by law, indemnify any Person with whom the Trust has dealings, including ~~the Investment Adviser~~any investment adviser, ~~Administrator~~administrator, custodian, placement agent, ~~Holders~~transfer agent, ~~Trustees, officers, employees, agents or independent contractors of the Trust~~and any dealer, to such extent as the Trustees shall determine;

        (g)         guarantee indebtedness or contractual obligations of others;

        (h)         determine and change the ~~Fiscal~~fiscal ~~Year~~year of the Trust or any Series thereof and the method by which its accounts shall be kept; and

        (i)         adopt a seal for the Trust ~~or any Series~~, ~~but~~provided, that the absence of such ~~a~~ seal shall not impair the validity of any instrument executed on behalf of the Trust ~~or such Series~~.

        ~~3.11.  Further Powers.  The Trustees shall have power to conduct the business of the Trust or any Series and carry on its operations in any and all of its branches and maintain offices, whether within or without the State of New York, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things and execute all such instruments as they deem necessary, proper, appropriate or desirable in order to promote the interests of the Trust or any Series although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust or any Series which is made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees. The Trustees shall not be required to obtain any court order in order to deal with Trust Property.~~

ARTICLE IV

~~Investment Advisory, Administration~~
~~and Placement Agent Arrangements; Custodian~~

SERVICE PROVIDERS

        Section 4.1.   Investment Advisory and Other Arrangements.   The Trustees may in their discretion, from time to time, enter into investment advisory contracts, administration contracts, placement agent agreements or other service agreements whereby the other party to such contract or agreement shall undertake to furnish with respect to the Trust (or, as applicable to one or more particular Series of the Trust) such investment advisory, administration, placement agent and/or other services as the Trustees shall, from time to time, consider appropriate or desirable and all upon such terms and conditions as the Trustees may in their sole discretion determine. Notwithstanding any provision of this Declaration, the Trustees may authorize any ~~Investment~~investment ~~Adviser~~adviser (subject to such general or specific instructions as the Trustees may, from time to time, adopt) to employ one or more subadvisers and to effect purchases, sales, loans or exchanges of Trust Property on behalf of the Trust (or any Series) or may authorize any officer, employee or Trustee to effect such purchases, sales, loans or exchanges pursuant to recommendations of any such ~~Investment~~investment ~~Adviser~~adviser (all without any further action by the Trustees).

        Section 4.2. Custodian. The Trustees may in their discretion from time to time enter into one or more contracts whereby the other party to each such contract shall undertake to furnish such custody services to the Trust (or any Series thereof) as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine, provided that such terms and conditions are not inconsistent with the provisions of the 1940 Act, the Declaration or the By-Laws. The Trustees may authorize any custodian to employ one or more sub-custodians from time to time to perform such of the services of the custodian as the Trustees shall from time to time consider desirable. Services described in this Section may be provided by one or more Persons.

~~4.2.~~   Section 4.3. Parties to Contract.   Any contract of the character described in any Section ~~4.1 or Section 4.3 hereof or in the By-Laws~~ of ~~the Trust~~this Article IV may be entered into with any ~~corporation, firm, trust or association~~Person, although one or more of the Trustees or officers of the Trust may be an officer, partner, director, ~~Trustee~~trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship~~,~~; nor shall any ~~individual~~Person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust ~~or any Series~~ under or by reason of any such contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was ~~reasonable and fair and~~ not inconsistent with the provisions of this Article IV or the By-Laws. The same Person may be the other party to ~~one or~~ more ~~contracts~~than one contract entered into pursuant to ~~Section 4.1 or Section 4.3 hereof or the By-Laws~~this Article IV, and any individual may be financially interested or otherwise affiliated with Persons who are parties to any or all of the contracts mentioned in this Section ~~4.2 or in the By-Laws.~~4.3.

        ~~4.3.  Custodian.  The Trustees shall at all times place and maintain the securities and similar investments of the Trust on behalf of each Series in custody meeting the requirements of Section 17(f) of the 1940 Act and the rules thereunder. The Trustees, on behalf of the Trust or any Series, may enter into an agreement with a custodian on terms and conditions acceptable to the Trustees, providing for the custodian, among other things, (a) to hold the securities owned by the Trust on behalf of any Series and deliver the same upon written order or oral order confirmed in writing, (b) to receive and receipt for any moneys due to the Trust on behalf of any Series and deposit the same in its own banking department or elsewhere, (c) to disburse such funds upon orders or vouchers, and (d) to employ one or more subcustodians.~~

        ~~4.4.  1940 Act Governance.  Any contract referred to in Section 4.1 hereof shall be consistent with and subject to the applicable requirements of Section 15 of the 1940 Act and the rules and orders thereunder with respect to its continuance in effect, its termination, and the method of authorization and approval of such contract or renewal. No amendment to a contract referred to in Section 4.1 hereof shall be effective unless assented to in a manner consistent with the requirements of Section 15 of the 1940 Act, and the rules and orders thereunder.~~

ARTICLE V

~~Liability of Holders; Limitations of~~
~~Liability of Trustees, Officers, etc.~~

LIMITATIONS OF LIABILITY OF HOLDERS,
TRUSTEES AND OTHERS

        Section 5.1.   No Personal Liability of Holders~~; Indemnification~~.  ~~Each~~ No Holder ~~of an Interest in a Series~~or former Holder shall be ~~jointly and severally liable~~subject to any personal liability whatsoever to any Person in connection with ~~every other~~Trust Property or the acts, obligations or affairs of the Trust solely by reason of being or having been a Holder ~~of an Interest in that Series (with rights of contribution inter se in proportion to their respective Interests in the Series) for the liabilities and obligations of that Series (and of no other Series) in the event that the Trust fails to satisfy such liabilities and obligations from the assets of that Series; provided, however, that, to the extent assets of that Series are available in the Trust, the~~. The Trust shall indemnify and hold each Holder and former Holder harmless from and against ~~any claim or liability~~all claims and liabilities to which such Holder may become subject solely by reason of its being or having been a Holder ~~of an Interest in that Series to the extent that such claim or liability imposes on the Holder an obligation or liability which, when compared to the obligations and liabilities imposed on~~ (other ~~Holders~~than taxes payable by virtue of owning Interests ~~in that Series, is greater than such Holder's Interest (proportionate share~~), and shall reimburse such Holder for all legal and other expenses reasonably incurred by ~~such~~that Holder in connection with any such claim or liability. The rights accruing to a Holder or former Holder under this Section 5.1 shall not exclude any other right to which such Holder may be lawfully entitled, nor shall anything herein contained ~~herein~~ restrict the right of the Trust to indemnify or reimburse a Holder or former Holder in any appropriate situation even though not specifically provided herein. The Trust shall, upon request by a Holder or former Holder, assume the defense of any claim made against such Holder for any act or obligation of the Trust and satisfy any judgment thereon from the assets of the Trust. Notwithstanding any other provision of the ~~indemnification procedure described above~~Declaration to the contrary, ~~it is intended that each~~no Trust Property shall be used to indemnify or reimburse any Holder or former Holder of ~~an Interest in a~~any Series ~~shall remain jointly and severally liable~~other than Trust Property allocated or belonging to ~~the creditors of that Series as a legal matter. The liabilities of a particular Series and the right to indemnification granted hereunder to Holders of Interests in~~ such Series ~~shall not be enforceable against any other Series or Holders of Interests in any other Series~~.

        Section 5.2.  ~~Limitations of~~ Non-Liability of Trustees~~, Officers, Employees, Agents, Independent Contractors to Third Parties~~ and Others.   No Trustee, officer, employee~~,~~ or agent ~~or independent contractor (except in the case of an agent or independent contractor to the extent expressly provided by written contract)~~ of the Trust ~~or any Series~~ shall be subject to any personal liability whatsoever to any Person, other than the Trust or the Holders, in connection with Trust Property or the affairs of the Trust; and all ~~such~~ Persons shall look solely to the Trust Property for satisfaction of claims of any nature ~~against a Trustee, officer, employee, agent or independent contractor (except in the case of an agent or independent contractor to the extent expressly provided by written contract) of the Trust~~ arising in connection with the affairs of the Trust.~~5.3.  Limitations of Liability of Trustees, Officers or Employees to Trust, Holders, etc.~~   No Trustee, officer ~~or~~, employee or agent of the Trust shall be liable to the Trust or to any Holder, Trustee, officer, employee, or agent of the ~~Holders~~Trust for any action or failure to act (including~~,~~ without limitation~~,~~ the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for ~~such Person's~~his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of ~~such Person's~~his or her duties involved in the conduct of the individual's office.

~~5.4.~~   Section 5.3. Mandatory Indemnification.  ~~The Trust shall indemnify,~~ (a) Subject to the ~~fullest extent permitted by law~~exceptions and limitations contained in paragraph (~~including the 1940 Act~~b)~~, each Trustee, officer~~ below:

        (i)        every person who is or ~~employee of the Trust (including any Person who serves at the Trust's request as a director, officer or trustee of another organization in which the Trust~~ has ~~any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by such Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which such Person may be involved or with which such Person may be threatened, while in office or thereafter, by reason of such Person being or having~~ been ~~such~~ a Trustee~~, officer, employee, agent~~ or ~~independent contractor, except~~ officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust against all liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which that individual becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by that individual in the settlement thereof;

        (ii)        the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement or compromise, fines, penalties and other liabilities.

        (b)        No indemnification shall be provided hereunder to a Covered Person:

        (i)        against any liability to the Trust or the Holders by reason of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual's office;

        (ii)        with respect to any matter as to which ~~such~~the Covered Person shall have been finally adjudicated not to have acted in ~~bad~~good faith~~, willful misfeasance, gross negligence or reckless disregard of such Person'~~ in the reasonable belief that that individual's ~~duties, such liabilities and expenses being liabilities only of~~action was in the ~~Series~~best ~~out~~interest of ~~which such claim for indemnification arises~~the Trust; ~~provided, however, that as to any matter disposed of by a compromise payment by such Person, pursuant to a consent decree~~or

        (iii)        in the event of a settlement involving a payment by a Trustee or ~~otherwise, no indemnification either for such payment~~officer or ~~for any~~ other ~~expenses shall be~~disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) above resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of ~~such~~that ~~Person'~~individual's office ~~(i)~~ by the court or other body approving the settlement or other disposition~~;~~ or ~~(ii)~~a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry)~~,~~ that that individual did not engage in such conduct:

                (A)        by vote of a majority of the Disinterested Trustees (as defined below) acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

                (B)        by written opinion ~~from independent~~of legal counsel ~~approved by the Trustees; or (iii)~~chosen by a majority of the Trustees ~~who are neither Interested Persons of the Trust nor parties~~and determined by them in their reasonable judgment to ~~the matter, based upon a review of readily available facts (as opposed to a full trial-type inquiry)~~be independent. ~~The rights accruing to any Person under these provisions shall not exclude any other right to which such Person may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted in this Section 5.4 or in Section 5.2 hereof or to which such Person may be otherwise entitled except out of the Trust Property.~~

        (c)        The rights of indemnification ~~provided~~ herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such person. ~~The Trustees may make advance payments in connection with~~Nothing contained herein shall affect any rights to indemnification to which personnel, including Covered Persons, may be entitled by contract or otherwise under law.

        (d)        Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section ~~5.4, provided that~~5.3 shall ~~have given a written~~be advanced by the ~~indemnified Person~~Trust prior to final disposition thereof upon receipt of an undertaking ~~to reimburse~~by or on behalf of the ~~Trust in the event~~Covered Person to repay such amount if it is ~~subsequently~~ultimately determined that ~~such~~the Covered Person is not entitled to ~~such~~ indemnification~~, and~~ under this Section 5.3, provided ~~further~~ that either ~~(i)~~ :

        (i)        such ~~Person shall have provided~~undertaking is secured by a surety bond or some other appropriate security ~~for such undertaking,~~ or ~~(ii)~~ the Trust ~~is~~shall be insured against losses arising out of any such ~~advance payments,~~advances; or

        (~~iii~~ii) ~~either~~         a majority of the Disinterested Trustees ~~who are neither Interested Persons of the Trust nor parties to~~acting on the matter~~,~~ (provided that a majority of the Disinterested Trustees then in office act on the matter) or ~~independent~~ legal counsel selected as provided in Section 5.3(b)(iii)(B) above in a written opinion, shall ~~have determined~~determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry ~~or full investigation~~), that there is reason to believe that ~~such~~the Covered Person ultimately will ~~not~~ be ~~disqualified from~~found entitled to indemnification ~~under this~~ .

        As used in this Section 5.3 a "Disinterested Trustee" is one (i) who is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending.

        (e)        In making a determination under Section 5.3(b)(iii) as to whether a Covered Person engaged in the conduct described therein, or under Section 5.3(d)(ii) as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Disinterested Trustees or legal counsel making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Covered Person's office and has acted in good faith in the reasonable belief that the Covered Person's action was in the best interest of the Trust or series and its shareholders.

        Section 5.4.~~5.5.~~   No Bond Required ~~of Trustees~~.   No Trustee or officer shall~~, as such,~~ be obligated to give any bond or ~~surety or~~ other security for the performance of any of ~~such Trustee's~~his or her duties hereunder.

~~5.6.~~   Section 5.5. No Duty of Investigation; Notice in Trust Instruments~~, etc~~.   No purchaser, lender or other Person dealing with the Trustees or any ~~Trustee,~~ officer, employee~~,~~ or agent ~~or independent contractor~~ of the Trust ~~or any Series~~ shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by ~~such Trustee,~~the Trustees or by said officer, employee~~,~~ or agent ~~or independent contractor~~ or be liable for the application of money or property paid, loaned, or delivered to or on the order of ~~such Trustee,~~the Trustees or of said officer, employee~~,~~ or agent ~~or independent contractor~~. Every obligation, contract, instrument, certificate ~~or other interest~~, security of the Trust or undertaking ~~of the Trust or any Series~~, and every other act or thing whatsoever executed in connection with the Trust ~~or any Series~~ shall be conclusively ~~taken~~presumed to have been executed or done by the executors thereof only in their capacity as Trustees~~,~~ under the Declaration or in their capacity as officers, employees~~,~~ or agents ~~or independent contractors~~ of the Trust ~~or any Series~~. Every written obligation, contract, instrument, certificate ~~or other interest~~, security of the Trust or undertaking made or issued by the Trustees or officers shall recite that the same is executed or made by them not individually, but as or on behalf of ~~the Trust or any Series made or sold by any Trustee, officer or employee of the Trust or any Series, in such, capacity, shall contain an appropriate recital to the effect that the Trustee, officer or employee of the Trust or any Series shall not personally be bound by or liable thereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim thereunder, and appropriate references shall be made therein to~~Trustees under the Declaration, and that the obligations of any such instrument are not binding upon any of the Trustees or officers individually, but bind only the Trust estate, and may contain any further recital ~~which they may deem~~deemed appropriate, but the omission of such recital shall not operate to ~~impose personal liability on~~bind any ~~Trustee, officer or employee~~ of ~~the Trust or any Series. Subject to the provisions of the 1940 Act, the Trust may maintain insurance for the protection of the Trust Property, the Holders, and~~ the Trustees~~,~~ or officers ~~or employees of the Trust and any Series in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable~~individually.

~~5.7.~~   Section 5.6. Binding Action; Reliance on Experts~~, etc~~.   The exercise by the Trustees or the officers of the Trust of their powers and discretions hereunder shall be binding upon everyone interested. The Trustees or the officers of the Trust shall not be liable for errors of judgment or mistakes of fact or law. Each Trustee~~,~~ and officer or employee of the Trust ~~and any Series~~ shall, in the performance of ~~such Person's~~his or her duties, be under no liability and fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust ~~or any Series (whether or not the Trust or any Series would have the power to indemnify such Persons against such liability)~~, upon ~~an opinion~~advice of counsel, or upon reports made to the Trust ~~or any Series~~ by any of its officers or employees or by any ~~Investment Adviser or Administrator~~investment adviser, ~~accountant~~placement agent, ~~appraiser~~custodian, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust ~~or any Series~~, regardless of whether such counsel or expert may also be a Trustee.

        ~~5.8.  No Repeal or Modification.  Any repeal or modification of this Article V by the Holders, or adoption or modification of any other provision of this Declaration or the By-Laws inconsistent with this Article V, shall be prospective only, to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Person or indemnification available to any indemnified Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.~~

ARTICLE VI

~~Interests~~

INTERESTS

~~6.1.  Interests~~ Section 6.1. Beneficial Interest.   The beneficial interest in the Trust Property ~~shall consist~~consists of ~~non-transferable~~ Interests. Interests may be sold by the Trust only to Institutional Investors, as may be approved by the Trustees, for cash or other consideration acceptable to the Trustees, subject to the requirements of the 1940  Act~~. The Interests shall be personal property giving only the rights in this Declaration specifically set forth~~. The value of an Interest shall be equal to the Book Capital Account balance of the Holder of the Interest.

        Section 6.2. Rights of Holders. The ownership of the Trust Property of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Holders shall have no right or title therein other than the beneficial interest conferred by their Interests, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust. The Interests shall be personal property giving only the rights specifically set forth in the Declaration. The Interests shall not entitle the Holders to preference, preemptive, appraisal, conversion or exchange rights. By becoming a Holder each Holder shall be held expressly to have assented to and agreed to be bound by the provisions of the Declaration.

        The Trust shall be entitled to treat a Holder of record as the holder in fact and shall not be bound to recognize any equitable or other claim of interest in such Holder's Interest on the part of any other entity except as may be otherwise expressly provided by law.

        Section 6.3. Register. A register shall be kept under the direction of the Trustees which shall contain the name, address and Book Capital Account balance of each Holder in the Trust or, if the Trust is divided into one or more Series, each Series of the Trust. Such register shall be conclusive as to the identity of the Holders. No Holder shall be entitled to receive payment of any distribution, nor to have notice given to it as herein provided, until it has given its address to such officer or agent of the Trust as is keeping such register for entry thereon.

        Section 6.4. Transfer. A Holder may transfer its Interest only with the prior written consent of the Trustees, which consent may be granted or withheld in the Trustees' sole discretion.

        Section 6.5. Notices. Any and all notices to which any Holder may be entitled and any and all communications shall be deemed duly served or given (i) if mailed, postage prepaid, addressed to any Holder at the Holder's last known address as recorded on the register of the Trust, (ii) if sent by electronic transmission to the Holder at the Holder's last known address for electronic delivery as recorded on the register of the Trust, or (iii) if otherwise sent in accordance with applicable law or regulation.

        Section 6.6. Voting Powers. Holders shall have power to vote only (i) for the election of Trustees when that issue is submitted to Holders, and for the removal of Trustees as provided in Section 2.2 hereof, (ii) with respect to any investment advisory or management contract on which a shareholder vote is required by the 1940 Act, (iii) with respect to termination of the Trust or any Series to the extent and as provided in Section 9.2 hereof, (iv) with respect to any amendment of the Declaration to the extent and as provided in Section 9.3 hereof, (v) with respect to any merger, consolidation or sale of assets to the extent and as provided in Section 9.4 hereof, and (vi) with respect to such additional matters relating to the Trust as may be required by the Declaration, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any other regulator having jurisdiction over the Trust, or as the Trustees may consider necessary or desirable.

        On each matter submitted to a vote of the Holders, each Holder shall be entitled to a vote proportionate to its Book Capital Account as recorded on the books of the Trust. On each matter submitted to a vote of the Holders, a Holder may apportion its vote with respect to a proposal in the same proportion as its own shareholders voted with respect to that proposal.

        Except when a larger vote is required by applicable law or by any provision of the Declaration or the By-Laws, if any, a majority of the Interests entitled to vote and voted on the matter in person or by proxy shall decide any matter and a plurality shall elect a Trustee, provided that, if the Trust is divided into one or more Series, where any provision of law or of the Declaration requires that the Holders of any Series vote as a Series, then a majority of the Interests of that Series voted on the matter shall decide that matter insofar as that Series is concerned.

        If the Trust is divided into one or more Series, all Series shall be voted in the aggregate on any matter submitted to a vote of the Holders of the Trust except as provided in Section 6.7(d) hereof. Until Interests are issued and during any period when no Interests are outstanding, the Trustees may exercise all rights of Holders and may take any action required by law, the Declaration or the By-Laws to be taken by Holders. The By-Laws may include further provisions for Holder votes and meetings and related matters.

        Section 6.7. Series. The Trustees shall have authority and exclusive power, from time to time without the requirement of Holder approval, to establish Series, each of which shall be a separate subtrust and the Interests in which shall be separate and distinct from the Interests in any other Series. The ~~Series~~Trustees shall ~~include, without limitation, those Series specifically established and designated pursuant to Section 6.2 hereof, and such other Series as the Trustees may deem necessary or desirable. The Trustees shall~~also have exclusive power ~~without the requirement of Holder approval to establish and designate such separate and distinct Series, and~~, subject to the provisions of this Declaration and the 1940  Act, to fix and determine the rights of Holders of Interests in ~~such~~the Series, including with respect to the price, terms and manner of purchase and redemption, ~~dividends and other~~ distributions, rights on liquidation, sinking or purchase fund provisions, conversion rights and conditions under which the Holders of the several Series shall have separate voting rights or no voting rights.

        ~~6.2.  Establishment and Designation of Series.  The establishment and designation of any Series shall be effective upon the execution by the Secretary or an Assistant Secretary of the Trust, pursuant to authorization by a majority of the Trustees, of an instrument setting forth such establishment and designation and the relative rights and preferences of the Interests in such Series, or as otherwise provided in such instrument. At any time that there are no Interests outstanding of any particular Series previously established and designated, the Trustees may by resolution adopted by a majority of their number, and evidenced by an instrument executed by the Secretary or an Assistant Secretary of the Trust, abolish that Series and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration of Trust.~~

~~Without limiting the authority of the Trustees set forth above to establish and designate further Series, the Trustees hereby establish and designate the Series set forth on Schedule A hereto.~~         The Interests in each ~~of these Series and any Interests in any further~~ Series that may from time to time be established and designated by the Trustees shall (unless the Trustees otherwise determine with respect to ~~some further~~a Series at the time of establishing and designating the same) have the following relative rights and preferences:

~~(a)  Assets Belonging to Series.~~   (a) All consideration received by the Trust for the issue or sale of Interests in a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, ~~shall be held by the Trustees in a separate trust for the benefit of the Holders of Interests in that Series and~~ shall irrevocably belong to that Series for all purposes, subject only to the rights of creditors of such Series, and shall be so recorded upon the books of account of the Trust. ~~Such consideration,~~In the event that there are any assets, income, earnings, profits~~,~~ and proceeds thereof, ~~including any proceeds derived from the sale, exchange or liquidation of such assets, and any~~ funds, or payments ~~derived~~which are not readily identifiable as belonging to any particular Series, the Trustees shall allocate them among any one or more of the Series established and designated from ~~any reinvestment of such proceeds,~~time to time in ~~whatever form~~such manner and on such basis as they, in their sole discretion, deem fair and equitable. Each such allocation by the ~~same~~Trustees ~~may~~shall be~~, are herein referred to as "assets belonging to" that~~ conclusive and binding upon the Holders of all Series for all purposes. No ~~Series shall have~~Holder of any ~~right to~~particular Series shall have any claim on or ~~interest in the~~right to any assets allocated or belonging to any other Series~~, and no Holder shall have any right or interest with respect to the assets belonging to any Series in which it does not hold an Interest~~.

~~(b)  Liabilities Belonging to Series.~~   (b) The assets belonging to each particular Series shall be charged with the liabilities of the Trust in respect of that Series and all expenses, costs, charges and reserves attributable to that Series~~. The~~, and any general liabilities, expenses, costs, charges ~~and~~or reserves ~~so charged to a Series~~of the Trust which are ~~herein referred to~~not readily identifiable as ~~"liabilities~~ belonging to~~" that Series. No~~ any particular Series shall be ~~liable for or~~allocated and charged ~~with~~by the Trustees to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Trustees, in their sole discretion, deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Holders of all Series for all purposes. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Holders. Under no circumstances shall the assets allocated or belonging to any particular Series be charged with liabilities attributable to any other Series~~, and no Holder shall be subject to any liabilities belonging to any Series in which it does not hold an Interest~~. All Persons who have extended credit which has been allocated to a particular Series, or who have a claim or contract which has been allocated to any particular Series, shall look only to the assets of that particular Series for payment of such credit, claim or contract.

        (c)        The power of the Trustees to invest and reinvest the Trust Property allocated or belonging to any particular series shall be governed by Section 3.2 hereof unless otherwise provided in the instrument of the Trustees establishing such series.

~~(c~~ (d)  ~~Voting.  On each~~        Notwithstanding any provision hereof to the contrary, on any matter submitted to a vote of the Holders~~, each Holder shall be entitled to a vote proportionate to its Interest as recorded on the books~~ of the Trust~~. Each~~, all Series shall ~~vote as a separate class~~be voted in the aggregate, ~~as otherwise~~ except ~~as to voting for Trustees~~that (i) when required by the 1940 Act to be voted by individual Series, ~~or if~~Series shall not be voted in the aggregate, and (ii) when the Trustees have determined ~~by the Trustees to be~~that a matter ~~which~~ affects ~~all Series. As to any matter which does not affect the interest of all Series,~~ only the interests of Holders ~~in the one or more affected~~of particular Series, only Holders of such Series shall be entitled to vote~~. On each matter submitted to a vote of the Holders, a Holder may apportion its vote with respect to a proposal in the same proportion as its own shareholders voted with respect to that proposal.~~ thereon.

        ~~6.3.  Non-Transferability.  A Holder may not transfer its Interest.~~

        ~~6.4.  Register of Interests.  A register shall be kept at the Trust under the direction of the Trustees which shall contain the name, address and Book Capital Account balance of each Holder in each Series. Such register shall be conclusive as to the identity of the Holders. No Holder shall be entitled to receive payment of any distribution, nor to have notice given to it as herein provided, until it has given its address to such officer or agent of the Trust as is keeping such register for entry thereon.~~

        Section 6.8. Series Designations. The establishment and designation of any Series shall be effective (a) upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such Series, (b) upon the vote of a majority of the Trustees as set forth in an instrument executed by an officer of the Trust, or (c) at such other time as the instrument referred to in the foregoing clause (a) or the vote referred to in the foregoing clause (b) may provide. The Trustees may at any time by an instrument executed by a majority of their number abolish any Series and the establishment and designation thereof. Each instrument referred to in this paragraph shall be an amendment to the Declaration.

ARTICLE VII

~~Increases, Decreases And Redemptions of Interests~~

INCREASES, DECREASES AND REDEMPTIONS OF INTERESTS

        Subject to applicable law, to the provisions of this Declaration and to such restrictions as may from time to time be adopted by the Trustees, each Holder may vary its Interest in the Trust (or, as applicable, any Series) at any time by ~~increasing~~an increase (through a capital contribution) or ~~decreasing~~a decrease (through a capital withdrawal) or ~~by~~ a Redemption of its Interest. An increase in the Interest of a Holder in ~~a~~the Trust (or Series) shall be reflected as an increase in the Book Capital Account balance of that Holder in ~~that~~the Trust (or Series), and a decrease in the Interest of a Holder in ~~a~~the Trust (or Series) or the Redemption of the Interest of that Holder shall be reflected as a decrease in the Book Capital Account balance of that Holder in ~~that~~the Trust (or Series). The Trust shall, upon appropriate and adequate notice from any Holder, increase, decrease or redeem such Holder's Interest for an amount determined by the application of a formula adopted for such purpose by resolution of the Trustees; provided that (a)  the amount received by the Holder upon any such decrease or Redemption shall not exceed the decrease in the Holder's Book Capital Account balance effected by such decrease or Redemption of its Interest, and no such decrease or Redemption shall decrease the Holder's Book Capital Account balance below zero, and (b)  if so authorized by the Trustees, the Trust may, at any time and from time to time, charge fees for effecting any such decrease or Redemption, at such rates as the Trustees may establish, and may, at any time and from time to time, suspend such right of decrease or Redemption. The procedures for effecting decreases or Redemptions shall be as determined by the Trustees from time to time.

        The Trustees may, in their discretion, require the Trust to redeem the Interest of any Holder for any reason at any time. The Redemption shall be effected in the manner described above in this Article VII.

        No redemption of any Interest shall occur on a day unless the Book Capital Account balance of Holders of the Trust (or applicable Series) shall be determined on that day as provided in Section 8.1 hereof.

ARTICLE VIII

~~Determination of Book Capital Account~~
~~Balances and Distributions~~

DETERMINATION OF BOOK CAPITAL ACCOUNT
BALANCES AND DISTRIBUTIONS

        Section 8.1.   Book Capital Account Balances.   The Book Capital Account balance of Holders with respect to the Trust (or, as applicable, a particular Series of the Trust) shall be determined on such days and at such time or times as the Trustees may determine. The Trustees shall adopt resolutions setting forth the method of determining the Book Capital Account balance of each Holder. The power and duty to make calculations pursuant to such resolutions may be delegated by the Trustees to the ~~Investment~~investment ~~Adviser~~adviser or ~~Administrator~~administrator, custodian, or such other Person as the Trustees may determine. Upon the Redemption of an Interest, the Holder of that Interest shall be entitled to receive the balance of its Book Capital Account. A Holder may ~~not~~ transfer its Book Capital Account balance only with the prior written consent of the Trustees, which consent may be granted or withheld in the Trustees' sole discretion.

        Section 8.2.   Allocations and Distributions to Holders.   The Trustees shall, in compliance with the Code, the 1940  Act and generally accepted accounting principles, establish the procedures by which the Trust shall make with respect to the Trust (or, as applicable, each Series) (i)  the allocation of unrealized gains and losses, taxable income and tax loss, and profit and loss, or any item or items thereof, to each Holder, (ii)  the payment of distributions, if any, to Holders, and (iii)  upon liquidation, the final distribution of items of taxable income and expense. Such procedures shall be set forth in writing and be furnished to the Trust's accountants. The Trustees may amend the procedures adopted pursuant to this Section  8.2 from time to time. The Trustees may retain from the net profits of ~~each~~the Trust (or any Series) such amount as they may deem necessary to pay the liabilities and expenses of ~~that~~the Trust (or applicable Series).

        Section 8.3.   Power to Modify Foregoing Procedures.   Notwithstanding any of the foregoing provisions of this Article  VIII, the Trustees may prescribe, in their absolute discretion, such other bases and times for determining the net income and net assets of the Trust and of ~~each~~any Series, the allocation of income of the Trust and of ~~each~~any Series, the Book Capital Account balance of each Holder, or the payment of distributions to the Holders as they may deem necessary or desirable to enable the Trust or a Series to comply with any provision of the 1940  Act ~~or any order of exemption issued by the Commission or with the Code~~.

ARTICLE IX

~~Holders~~

        ~~9.1.  Rights of Holders.  The ownership of the Trust Property and the right to conduct any business described herein are vested exclusively in the Trustees, and the Holders shall have no right or title therein other than the beneficial interest conferred by their Interests and they shall have no power or right to call for any partition or division of any Trust Property.~~

        ~~The Trust shall be entitled to treat a Holder of record as the holder in fact and shall not be bound to recognize any equitable or other claim of interest in such Holder's Interest on the part of any other entity except as may be otherwise expressly provided by law.~~

        ~~In addition, the Holders shall have power to vote only with respect to (a) the election of Trustees as provided in Article II, Section 2.4; (b) the removal of Trustees as provided in Article II, Section 2.3; (c) any investment advisory contract as provided in Article IV, Section 4.1; (d) any dissolution of a Series as provided in Article X, Section 10.2; (e) the amendment of this Declaration to the extent and as provided in Article X, Section 10.4; (f) any merger, consolidation or sale of assets as provided in Article X, Section 10.5; and (g) such additional matters relating to the Trust as may be required or authorized by law, by this Declaration or the By-Laws or any registration statement of the Trust filed with the Commission, or as the Trustees may consider desirable.~~

        ~~9.2.  Meetings of Holders.  Meetings of Holders may be called at any time by a majority of the Trustees and shall be called by any Trustee upon written request of Holders holding, in the aggregate, not less than 10% of the Interests in one or more Series (if the meeting relates solely to such Series), or not less than 10% of the Interests in the Trust (if the meeting relates to the Trust and not solely to one or more particular Series), such request specifying the purpose or purposes for which such meeting is to be called. Any such meeting shall be held within or without the State of New York and within or without the United States of America on such day and at such time as the Trustees shall designate. Holders of at least one-third of the Interests in one or more Series (if the meeting relates solely to such one or more Series) or Holders of at least one-third of the Interests in the Trust (if the meeting relates to the Trust and not solely to one or more particular Series), present in person or by proxy, shall constitute a quorum for the transaction of any business, except as may otherwise be required by the 1940 Act, other applicable law, this Declaration or the By-Laws. If a quorum is present at a meeting, an affirmative vote of the Holders present, in person or by proxy, holding more than 50% of the total Interests of the Holders present in a Series or the Trust, as applicable, either in person or by proxy, at such meeting constitutes the action of the Holders in such Series or the Trust, as applicable, unless a greater number of affirmative votes is required by the 1940 Act, other applicable law, this Declaration or the By-Laws, and except that a plurality of the total Interests of the Holders present shall elect a Trustee. All or any one of more Holders may participate in a meeting of Holders by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and participation in a meeting by means of such communications equipment shall constitute presence in person at such meeting.~~

        ~~9.3.  Notice of Meetings.  Notice of each meeting of Holders, stating the time, place any purposes of the meeting, shall be given by the Trustees by mail to each Holder of the Series or the Trust, as the case may be, at its registered address, mailed at least 10 days and not more than 60 days before the meeting. Notice of any meeting may be waived in writing by any Holder either before or after such meeting. The attendance of a Holder at a meeting shall constitute a waiver of notice of such meeting except in the situation in which a Holder attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting was not lawfully called or convened. At any meeting, any business properly before the meeting may be considered whether or not stated in the notice of the meeting. Any adjourned meeting may be held as adjourned without further notice.~~

        ~~9.4.  Record Date for Meetings, Distributions, etc.  For the purpose of determining the Holders who are entitled to notice of and to vote at any meeting, or to participate in any distribution, or for the purpose of any other action, the Trustees may from time to time fix a date, not more than 90 days prior to the date of any meeting of Holders or the payment of any distribution or the taking of any other action, as the case may be, as a record date for the determination of the Persons to be treated as Holders of the Series or the Trust, as the case may be, for such purpose.~~

        ~~9.5.  Proxies, etc.  At any meeting of Holders, any Holder entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Trust as the Secretary may direct, for verification prior to the time at which such vote is to be taken. A proxy may be revoked by a Holder at any time before it has been exercised by placing on file with the Secretary, or with such other officer or agent of the Trust as the Secretary may direct, a later dated proxy or written revocation. Pursuant to a resolution of a majority of the Trustees, proxies may be solicited in the name of the Trust or of one or more Trustees or of one or more officers of the Trust. Only Holders on the record date shall be entitled to vote. Each such Holder shall be entitled to a vote proportionate to its Interest in the Series or the Trust, as the case may be. When an Interest is held jointly by several Persons, any one of them may vote at any meeting in person or by proxy in respect of such Interest, but if more than one of them is present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Interest. A proxy purporting to be executed by or on behalf of a Holder, including proxies received via telecopy, shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger.~~

        ~~9.6.  Reports.  As to each Series, the Trustees shall cause to be prepared and furnished to each Holder thereof, at least annually as of the end of each Fiscal Year, a report of operations containing a balance sheet and a statement of income of such Series prepared in conformity with generally accepted accounting principles and an opinion of an independent public accountant on such financial statements. The Trustees shall, in addition, with respect to each Series furnish to each Holder of such Series at least semi-annually interim reports of operations containing an unaudited balance sheet as of the end of such period and an unaudited statement of income for the period from the beginning of the then-current Fiscal Year to the end of such period.~~

        ~~9.7.  Inspection of Records.  The records of the Trust shall be open to inspection by Holders during normal business hours for any purpose not harmful to the Trust.~~

        ~~9.8.  Holder Action by Written Consent.  Any action which may be taken on behalf of-the Trust or any Series by Holders may be taken without a meeting if Holders holding more than 50% of all Interests entitled to vote (or such larger proportion thereof as shall be required by any express provision of this Declaration or of applicable law) consent to the action in writing and the written consents are filed with the records of the meetings of Holders. Such consents shall be treated for all purposes as a vote, taken at a meeting of Holders. Each such written consent shall be executed by or on behalf of the Holder delivering such consent and shall bear the date of such execution. No such written consent shall be effective to take the action referred to therein unless, within one year of the earliest dated consent, written consents executed by a sufficient number of Holders to take such action are filed with the records of the meetings of Holders.~~

        ~~9.9.  Notices.  Any and all communications, including any and all notices to which any Holder may be entitled, shall be deemed duly served or given if mailed, postage prepaid, addressed to a Holder at its last known address as recorded on the register of the Trust or if delivered to a Holder by courier or by facsimile or other similar electronic mechanism.~~

~~ARTICLE X~~

~~Duration; Termination~~
DURATION; TERMINATION OF TRUST; ~~Dissolution;~~
~~Amendment; Mergers; Etc~~
AMENDMENT; MERGERS, ETC.

~~10.1.~~   Section 9.1. Duration.   Subject to ~~possible dissolution or termination in accordance with~~ the provisions of ~~Section 10.2 and Section 10.3 hereof, respectively~~this Article IX, the Trust ~~created hereby~~ shall continue until the expiration of 20 years after the death of the last survivor of the initial Trustees named herein and the following ~~named~~ persons:

Name	Address	Date of Birth

~~Michelle Muriel Rumery~~Mark Mullin	~~18 Rio Vista Street~~Diversified Investment Advisors, Inc. 4 Manhattanville Road ~~North Billerica~~Purchase, ~~MA 01862~~NY 10577	~~7~~2/~~11~~16/~~93~~63

~~Nicole Catherine Rumery~~Peter Kunkel	~~18 Rio Vista Street~~Diversified Investment Advisors, Inc. 4 Manhattanville Road ~~North Billerica~~Purchase, ~~MA 01862~~NY 10577	12/~~21~~26/~~91~~50

~~Shelby Sara Wyetzner~~Robert Lester Lindsay	~~8 Oak Brook Lane~~2 Hugenot Court ~~Merrick~~Tenatly, ~~NY 11566~~NJ 07670-2520	~~10~~3/~~18~~26/~~90~~34

~~Amanda Jehan Sher Coolidge~~Neal M. Jewell	~~483 Pleasant Street, No. 9~~355 Thornridge Drive ~~Belmont~~Stamford, ~~MA 02178~~CT 06903	~~08~~2/~~16~~12/~~89~~35

~~Caroline Bolger Cima~~Eugene M. Manella	~~11 Beechwood Lane~~International Fund Services 12 East 49th Street, 35th Floor ~~Scarsdale~~New York, NY ~~10583~~ 10017	~~12~~2/~~23~~1/~~88~~54

~~Adriana L. Saldaña~~Joyce Galpern Norden	~~58 Newell~~505 Redleaf Road ~~Newton~~Wynnewood, ~~MA~~PA ~~02166~~19096	~~3~~6/~~22~~1/~~88~~39

Patricia L. Sawyer	295 Coconut Palm Road Indian River Shores, FL 32963	7/1/50

        Section 9.2. Termination. (a) The Trust may be terminated at any time (i) by the affirmative vote of the Holders of not less than two-thirds of all outstanding Interests, or (ii) by the Trustees by written notice to the Shareholders. Any Series may be terminated at any time (i) by the affirmative vote of the Holders of not less than two-thirds of the Interests in that Series, or (ii) by the Trustees by written notice to the Holders of that Series. Upon the termination of the Trust or any Series of the Trust:

        ~~10.2.  Dissolution.  Any Series shall be dissolved (i) by the affirmative vote of the Holders of not less than two-thirds of the Interests in the Series at any meeting of the Holders or by an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the Holders of not less than two-thirds of such Interests, (ii) by the Trustees by written notice of dissolution to the Holders of the Interests in the Series, or (iii) upon the bankruptcy or withdrawal of a Holder of an Interest in the Series, unless the remaining Holders of Interests in such Series, by majority vote, agree to continue the Series. The Trust may be dissolved by action of the Trustees upon the dissolution of the last remaining Series.~~

        ~~10.3.  Termination.~~

        ~~(a)        Upon an event of dissolution of the Trust or a Series, unless the Trust or Series is continued in accordance with the proviso to Section 10.2 above, the Trust or Series, as applicable, shall be terminated in accordance with the following provisions:~~

        (i)        ~~the~~The Trust or Series~~, as applicable,~~ of the Trust shall carry on no business except for the purpose of winding up its affairs;

        (ii)        ~~the~~The Trustees shall proceed to wind up the affairs of the Trust or Series~~, as applicable,~~ of the Trust and all ~~of~~ the powers of the Trustees under ~~this~~the Declaration shall continue until the affairs of the Trust or Series of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or Series of the Trust, collect ~~the~~its assets ~~of the Trust of Series~~, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property ~~affected~~or Trust Property of the Series to one or more Persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay ~~the~~its liabilities ~~of the Trust or Series~~, and do all other acts appropriate to liquidate ~~the~~its business ~~of the Trust or Series~~; ~~provided that any sale, conveyance, assignment, exchange or other disposition of all or substantially all the Trust Property or substantially all of the assets belonging to a particular Series, other than for cash, shall require approval of the principal terms of the transaction~~ and ~~the nature and amount of the consideration by the vote of Holders holding more than 50% of the total Interests in the Trust or Series, as applicable; and~~

        (iii)        ~~after~~After paying or adequately providing for the payment of all liabilities ~~of the Trust or of the Series being terminated~~, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees ~~shall~~may distribute the remaining Trust Property or Trust Property of the ~~Trust or~~ Series, ~~as applicable,~~ in cash or in kind or partly ~~each~~in cash and partly in kind, among the Holders ~~according to their respective rights as set forth in~~of the Trust or the Series consistent with procedures ~~established~~adopted pursuant to Section 8.2 hereof.

        (b)        ~~Upon~~After termination of the Trust or Series and distribution to the Holders of the Trust or Series as herein provided, a majority of the Trustees shall execute and ~~file~~lodge ~~with~~among the records of the Trust an instrument in writing setting forth the fact of such termination, and ~~distribution. Upon termination of the Trust,~~ the Trustees shall thereupon be discharged from all further liabilities and duties hereunder with respect to the Trust or Series, and the rights and interests of all Holders of the Trust or Series shall thereupon cease.

        ~~10.4.  Amendment Procedure.~~

        ~~(a)        The~~Section 9.3. Amendment Procedure. (a) Except as specifically provided herein, the Trustees may, without any vote of Holders, amend or otherwise supplement ~~this~~the Declaration by making an ~~instrument in writing executed by a majority of the Trustees, provided that Holders shall have the right to vote on any~~ amendment ~~(a) which would affect the voting rights of Holders granted in Article IX~~, ~~Section 9.1, (b)~~a Declaration of Trust supplemental hereto or an amended and restated Declaration. Without limiting the foregoing power reserved to ~~this Section 10.4,~~the Trustees, the Trustees may, without any Holder vote, amend the Declaration to designate or redesignate Series, to change the name or principal office of the Trust, to change the Governing Jurisdiction, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary or advisable, to conform the Declaration to the requirements of applicable law, including the 1940 Act and the Code, but the Trustees shall not be liable for failing to do so. Holders shall have the right to vote on (~~c~~i) any amendment to this Section 9.3(a) or Section 9.3(b); (ii) any amendment as may be required by law, or by the Trust's registration statement, to be approved by Holders ~~by law or by the Trust's registration statement filed with the Commission, or~~; and (~~d~~iii) any amendment submitted to them by the Trustees. Any amendment ~~submitted~~on ~~to~~which Holders ~~which~~have the ~~Trustees determine would affect the Holders of certain but not all Series~~right to vote shall ~~be authorized by vote of the Holders of such Series affected and no vote shall be required of Holders of~~require a ~~Series~~Majority Interests Vote of the Holders of the Trust, or the written consent, without a meeting, of the Holders of not ~~affected~~less than a majority of the Interests of the Trust. ~~Any amendment applicable to~~Notwithstanding the ~~Trust as a whole~~foregoing, ~~unless otherwise required by law or by this Declaration or~~if the ~~By-Laws,~~Trust is divided into one or more Series and the Trustees shall determine that any amendment required or permitted to be ~~authorized by vote of the~~submitted to Holders would affect only the interest of Holders of particular Series, then only Holders of such Series shall be entitled to vote thereon, and no vote of Holders of any other Series shall be required.

        (b)        Nothing contained in the Declaration shall permit the amendment of the Declaration to impair the exemption from personal liability of the Holders, former Holders, Trustees, officers, employees and agents of the Trust. Notwithstanding anything else herein, any amendment to ~~Article V which would have~~Section 5.3 shall not limit the ~~effect of reducing the~~rights to indemnification ~~and other~~ or insurance provided ~~thereby and any repeal~~therein with respect to actions or ~~amendment~~omissions of ~~this sentence shall each require the affirmative vote of the Holders of two-thirds of the Interests~~persons entitled to ~~vote thereon~~indemnification under such Section prior to such amendment.

        ~~(b)        No amendment may be made under Section 10.4(a) hereof which would change any rights with respect to any Interest by reducing the amount payable thereon upon liquidation of the Trust or any Series or by diminishing or eliminating any voting rights pertaining thereto, except with the vote or consent of Holders of two-thirds of all Interests which would be so affected by such amendment.~~

~~(c)        A certification in recordable form executed~~(c)        A certificate signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Holders (if applicable) or by the Trustees as aforesaid or a copy of the Declaration, as amended, ~~in recordable form,~~ and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when ~~filed~~lodged ~~with~~among the records of the Trust.

        (d)        Notwithstanding any other provision hereof, until such time as Interests in the Trust or, if the Trust is divided into one or more Series, a Series are first ~~sold,~~issued ~~this~~the Declaration may be terminated or amended in any respect as to that the Trust or, as applicable, Series, and as to any Series in which Interests are not outstanding, by the affirmative vote of a majority of the Trustees ~~at any meeting of Trustees~~ or by an instrument ~~executed~~signed by a majority of the Trustees.

~~10.5.~~   Section 9.4. Merger, Consolidation and Sale of Assets.  ~~The~~ Subject to applicable law and except as otherwise provided in Section 9.5 hereof, the Trust or any Series thereof may merge or consolidate with any other corporation, association, trust (or series thereof) or other organization or may sell, lease or exchange all or substantially all of the Trust Property~~,~~ (or ~~assets~~all or substantially all of the Trust Property allocated or belonging to ~~such~~a particular Series~~, as applicable,~~ of the Trust) including its good will, upon such terms and conditions and for such consideration when and as authorized (a) at any meeting of Holders called for such purpose by a Majority Interests Vote of ~~Interests in~~ the ~~Series affected by such action,~~Trust or by ~~an instrument in writing~~a Majority Interests Vote of a particular Series if such Series is merging, consolidating or disposing of assets, or (b) by the written consent, without a meeting, ~~consented to by~~of the Holders of ~~not less than~~ a majority of the outstanding Interests ~~in~~of the Trust or of the particular Series ~~affected by such action, and any~~as described above. Any such merger, consolidation, sale, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to the ~~law~~statutes of the ~~State of New York, provided however that no such vote~~Governing Jurisdiction. Such transactions may be effected through any method approved by the Trustees. Nothing contained herein shall be ~~required where by~~construed as requiring approval of Holders for any sale of assets in the ordinary course of the business of the Trust, or for any transaction, whether deemed a merger, consolidation, reorganization~~, purchase~~ or exchange of ~~assets~~shares or otherwise, whereby the Trust ~~or any affected Series is~~issues Interests in the ~~surviving~~Trust or one or more Series in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity.

~~10.6.~~   Section 9.5. Incorporation~~.  Upon a Majority Interests Vote~~, ~~the~~Reorganization. The Trustees may, without the vote or consent of Holders, sell, convey or transfer all or a portion of the Trust Property (or all or a portion of the Trust Property allocated or belonging to a particular Series) ~~cause to be organized or assist in organizing~~ a corporation or corporations under the ~~law~~laws of any jurisdiction, or any other trust or series or class of a trust, unit investment trust, partnership, limited liability company, association or other organization so long as that recipient is not then an operating entity. ~~to take over or to carry on any business in which the Trust shall directly or indirectly hashave any interest, and to sell, convey and transfer thesuch Trust Property to any such corporation, trust or series or class of a trust, partnership, limited liability company, association or other organization in exchange for the equity interestsshares or securities thereof or otherwise, and to lend money to, subscribe for the equity interestsshares or securities of, and enter into any contractcontracts with any such corporation, trust, partnership, association or other organization, or any corporation, trust, partnership, association or other organization in which the Trust holds or is about to acquire equity interestsshares or any other interest.~~ The Trustees may also, without the vote or consent of Holders, cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust (or Series thereof), partnership, association or other organization if and to the extent permitted by law. ~~Nothing contained herein~~The Trustees shall ~~be construed as requiring approval of the~~provide written notice to affected Holders ~~for~~of each transaction pursuant to this Section 9.5. Such transactions may be effected through any method approved by the Trustees ~~to organize or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations and selling, conveying or transferring a portion of the Trust Property to one or more of such organizations or entities~~.

~~ARTICLE XI~~

~~Miscellaneous~~

ARTICLE X

MISCELLANEOUS

~~11.1.~~   Section 10.1. Certificate of Designation; Agent for Service of Process.   If required by ~~New York~~ law of the Governing Jurisdiction, the Trust shall file, with the ~~Department of State of~~applicable authorities in the ~~State of New York~~Governing Jurisdiction, a certificate, in the name of the Trust and executed by an officer of the Trust, designating the Secretary of State or other applicable official of the ~~State of New York~~Governing Jurisdiction as an agent upon whom process in any action or proceeding against the Trust or any Series may be served.

        Section 10.2. Tax Status; Tax Matters Partner. It is intended that the Trust (or, if multiple Series are established, each Series) be treated as a partnership for federal income tax and New York tax purposes. The Trustees shall have the power to take all actions and to execute all forms and other documents that they determine, in their sole discretion, to be necessary to achieve such treatment, and the Trustees shall severally have the delegable authority on behalf of the Trust (or, as applicable, a Series) to sign any and all tax forms for that purpose. The Trustees shall annually designate for the Trust (or, if multiple Series are established, for each Series) a "Tax Matters Partner" under Section 6231(a)(7) of the Code, and for this purpose the Trustees shall have the right to allow an entity or person to purchase Interests in the Trust (or Series) to enable such entity or person to serve as Tax Matters Partner for the Trust (or Series), provided any Tax Matters Partner so designated shall continue to hold such office and all related authorities until a successor Tax Matters Partner is designated. The Tax Matters Partner shall be entitled to take such actions on behalf of the Trust (or Series), in any and all proceedings with the Internal Revenue Service, as the Tax Matters Partner determines to be necessary, convenient or advisable. The Tax Matters Partner shall be entitled to be paid by the Trust (or Series) a reasonable fee for services rendered in connection with any tax proceeding, to be reimbursed by the Trust (or Series) for all out-of-pocket costs and expenses incurred in connection with such a proceeding, and to be indemnified by the Trust (or Series) (solely out of Trust (or Series) assets) with respect to any action brought against the Tax Matters Partner in connection with the settlement of such a proceeding.

~~11.2.~~   Section 10.3. Governing Law.  ~~This Declaration is executed by the Trustees and delivered in the State of New York and with reference to the law thereof, and the~~ The rights of all parties under this Declaration and the validity and construction of every provision hereof shall be subject to and construed ~~in accordance with~~according to the ~~law~~laws of the ~~State of New York~~Governing Jurisdiction, and reference shall be specifically made to the trust law of the ~~State of New York~~Governing Jurisdiction as to the construction of matters not specifically covered herein or as to which ~~an~~any ambiguity exists.

~~11.3.~~   Section 10.4. Counterparts.  ~~This~~ The Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any ~~one~~ such original counterpart.

~~11.4.~~   Section 10.5. Reliance by Third Parties.   Any certificate executed by an individual who, according to the records of the Trust ~~or of any recording office in which this Declaration may be recorded~~, appears to be ~~a~~an officer or Trustee hereunder, certifying to: (~~a~~i) the number or identity of Trustees or Holders, (~~b~~ii) the due authorization of the execution of any instrument or writing, (~~c~~iii) the form of any vote passed at a meeting of Trustees or Holders, (~~d~~iv) the fact that the number of Trustees or Holders present at any meeting or executing any written instrument satisfies the requirements of ~~this~~the Declaration, (~~e~~v) the form of any By-Laws adopted by or the identity of any ~~officer~~officers elected by the Trustees, or (~~f~~vi) the existence of any fact or facts which in any manner ~~relate~~relates to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any Person dealing with the Trustees and their successors.

~~11.5.~~   Section 10.6. Provisions in Conflict with Law or Regulations.

        (a)        The provisions of ~~this~~the Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the Code or with other applicable ~~law~~laws and regulations, the conflicting provision shall be deemed never to have constituted a part of ~~this~~the Declaration; provided~~,~~ however, that such determination shall not affect any of the remaining provisions of ~~this~~the Declaration or render invalid or improper any action taken or omitted prior to such determination.

        (b)        If any provision of ~~this~~the Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of ~~this~~the Declaration in any jurisdiction.

[Signature Lines.]

~~SCHEDULE A~~

~~Diversified Investors Portfolios~~

~~Initial Series~~

~~Money Market Portfolio~~
~~High Quality Bond Portfolio~~
~~Government/Corporate Bond Portfolio~~
~~Balanced Portfolio~~
~~Equity Income Portfolio~~
~~Growth & Income Portfolio~~
~~Equity Growth Portfolio~~
~~Special Equity Portfolio~~
~~Intermediate Government Bond Portfolio~~

Address of Trustees

        The address of each Trustee of Diversified Investors Portfolios, unless otherwise indicated, is 4 Manhattanville Road, Purchase, New York 10057.

INSTRUCTION CARD	INSTRUCTION CARD

THE DIVERSIFIED FAMILY OF FUNDS

Instructions for a Special Meeting
of Investors to be held May 7, 2002

          The undersigned owner of a Group Variable Annuity Contract issued by AUSA Life Insurance Company, Inc. ("AUSA") with unit interests in a subaccount of The Diversified Investors Variable Funds, revoking all Proxies heretofore given, hereby instructs AUSA to vote on behalf of the undersigned that portion of the subaccount's interest in the portfolio corresponding to the undersigned's unit interests in the subaccount at the Special Meeting of Investors to be held at the offices of Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York 10577 on May 7, 2002 at 11:00 a.m. (New York time), and at any adjournment thereof, as follows:

INSTRUCTIONS SOLICITED ON BEHALF OF THE SUBACCOUNT.

THE BOARD OF TRUSTEES OF DIVERSIFIED INVESTORS PORTFOLIOS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

1.	To instruct AUSA to vote to elect a Board of Trustee of Diversified Investors Portfolios.
Nominees:
(01) Neal M. Jewell
(02) Robert Lester Lindsay
(03) Peter Kunkel
(04) Eugene M. Mannella
(05) Mark Mullin
(06) Joyce Galpern Norden
(07) Patricia L. Sawyer
FOR ALL AGAINST ALL
FOR ALL EXCEPT

If you do not wish your shares voted "FOR" a particular nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number on the line provided below. Your shares will be voted for the remaining nominee(s).

2.	To instruct AUSA to vote on an Amended and Restated Declaration of Trust for Diversified Investors Portfolios.
FOR AGAINST ABSTAIN
3.

To instruct AUSA to authorize the Board of Trustees of Diversified Investors Portfolios to select investment subadvisers and enter into investment subadvisory agreements without obtaining investor approval (for the Money Market Portfolio, Intermediate Government Bond Portfolio, Aggressive Equity Portfolio and International Equity Portfolio only).

FOR AGAINST ABSTAIN

THE UNIT INTERESTS REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR VOTED TO INSTRUCT AUSA TO VOTE FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Date:_______________

___________________________________
Signature of Contract Holder

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS CARD

When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this instruction card.

BALLOT	BALLOT

THE DIVERSIFIED FAMILY OF FUNDS

Instructions for a Special Meeting
of Investors to be held May 7, 2002

          The undersigned, a participant in a Group Variable Annuity Contract issued by AUSA Life Insurance Company, Inc. ("AUSA"), hereby instructs the holder of the Contract to instruct AUSA to vote on behalf of the undersigned that portion of the unit interests in the subaccount of the Diversified Investors Variable Funds, that are attributable to the undersigned's participation in the Contract and that the Contract Holder is entitled to instruct AUSA to vote at the Special Meeting of Investors to be held at 4 Manhattanville Road, Purchase, New York 10577 on May 7, 2002 at 11:00 a.m. (New York time), and at any adjournment thereof, as follows:

INSTRUCTIONS SOLICITED ON BEHALF OF THE CONTRACT HOLDER.

THE BOARD OF TRUSTEES OF DIVERSIFIED INVESTORS PORTFOLOIOS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

1.	To instruct AUSA to vote to elect a Board of Trustees of Diversified Investors Portfolios.
Nominees:
(01) Neal M. Jewell
(02) Robert Lester Lindsay
(03) Peter Kunkel
(04) Eugene M. Mannella
(05) Mark Mullin
(06) Joyce Galpern Norden
(07) Patricia L. Sawyer
FOR ALL AGAINST ALL
FOR ALL EXCEPT

If you do not wish your shares voted "FOR" a particular nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number on the line provided below. Your shares will be voted for the remaining nominee(s).

2.	To instruct AUSA to vote on an Amended and Restated Declaration of Trust for Diversified Investors Portfolios.
FOR AGAINST ABSTAIN
3.

To instruct AUSA to authorize the Board of Trustees of Diversified Investors Portfolios to select investment subadvisers and enter into investment subadvisory agreements without obtaining investor approval (for the Money Market Portfolio, Intermediate Government Bond Portfolio, Aggressive Equity Portfolio and International Equity Portfolio only).

FOR AGAINST ABSTAIN

THE UNIT INTERESTS ATTRIBUTABLE TO THE UNDERSIGNED'S PARTICIPATION IN THE CONTRACT WILL BE VOTED AS INDICATED OR VOTED TO INSTRUCT AUSA TO VOTE FOR ANY PROPOSALS FOR WHICH NO CHOICE IS INDICATED.

THE CONTRACT HOLDER IS INSTRUCTED IN ITS DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Date:_______________

___________________________________
Signature

___________________________________
Signature of joint owner, if any

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD

When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this ballot.

INSTRUCTION CARD	INSTRUCTION CARD

THE DIVERSIFIED FAMILY OF FUNDS

Instructions for a Special Meeting
of Investors to be held May 7, 2002

          The undersigned owner of a Group Variable Annuity Contract issued by MONY Life Insurance Company with unit interests in a subaccount of the Keynote Series Account, revoking all Proxies heretofore given, hereby instructs MONY to vote on behalf of the undersigned that portion of the subaccount's interest in the portfolio corresponding to the undersigned's unit interests in the subaccount at the Special Meeting of Investors to be held at the offices of Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York 10577 on May 7, 2002 at 11:00 a.m. (New York time), and at any adjournment thereof, as follows:

INSTRUCTIONS SOLICITED ON BEHALF OF THE SUBACCOUNT.

THE BOARD OF TRUSTEES OF DIVERSIFIED INVESTORS PORTFOLIOS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

1.	To instruct Mony to vote to elect a Board of Trustees of Diversified Investors Portfolios.
Nominees:
(01) Neal M. Jewell
(02) Robert Lester Lindsay
(03) Peter Kunkel
(04) Eugene M. Mannella
(05) Mark Mullin
(06) Joyce Galpern Norden
(07) Patricia L. Sawyer
FOR ALL AGAINST ALL
FOR ALL EXCEPT

If you do not wish your shares voted "FOR" a particular nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number on the line provided below. Your shares will be voted for the remaining nominee(s).

2.	To instruct Mony to vote on an Amended and Restated Declaration of Trust for Diversified Investors Portfolios.
FOR AGAINST ABSTAIN
3.

To instruct Mony to authorize the Board of Trustees of Diversified Investors Portfolios to select investment subadvisers and enter into investment subadvisory agreements without obtaining investor approval (for the Money Market Portfolio, Intermediate Government Bond Portfolio, Aggressive Equity Portfolio and International Equity Portfolio only).

FOR AGAINST ABSTAIN

THE UNIT INTERESTS REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR VOTED TO INSTRUCT MONY TO VOTE FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Date:_______________

___________________________________
Signature of Contract Holder

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS CARD

When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this instruction card.

BALLOT	BALLOT

THE DIVERSIFIED FAMILY OF FUNDS

Instructions for a Special Meeting
of Investors to be held May 7, 2002

          The undersigned, a participant in a Group Variable Annuity Contract issued by MONY Life Insurance Company, hereby instructs the holder of the Contract to instruct MONY to vote on behalf of the undersigned that portion of the unit interests in the subaccount of the Keynote Series Account, that are attributable to the undersigned's participation in the Contract and that the Contract Holder is entitled to instruct MONY to vote at the Special Meeting of Investors to be held at 4 Manhattanville Road, Purchase, New York 10577 on May 7, 2002 at 11:00 a.m. (New York time), and at any adjournment thereof, as follows:

INSTRUCTIONS SOLICITED ON BEHALF OF THE CONTRACT HOLDER.

THE BOARD OF TRUSTEES OF DIVERSIFIED INVESTORS PORTFOLIOS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

1.	To instruct Mony to vote to elect a Board of Trustees of Diversified Investors Portfolios.
Nominees:
(01) Neal M. Jewell
(02) Robert Lester Lindsay
(03) Peter Kunkel
(04) Eugene M. Mannella
(05) Mark Mullin
(06) Joyce Galpern Norden
(07) Patricia L. Sawyer
FOR ALL AGAINST ALL
FOR ALL EXCEPT

If you do not wish your shares voted "FOR" a particular nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number on the line provided below. Your shares will be voted for the remaining nominee(s).

2.	To instruct Mony to vote on an Amended and Restated Declaration of Trust for Diversified Investors Portfolios.
FOR AGAINST ABSTAIN
3.

To instruct Mony to authorize the Board of Trustees of Diversified Investors Portfolios to select investment subadvisers and enter into investment subadvisory agreements without obtaining investor approval (for the Money Market Portfolio, Intermediate Government Bond Portfolio, Aggressive Equity Portfolio and International Equity Portfolio only).

FOR AGAINST ABSTAIN

THE UNIT INTERESTS ATTRIBUTABLE TO THE UNDERSIGNED'S PARTICIPATION IN THE CONTRACT WILL BE VOTED AS INDICATED OR VOTED TO INSTRUCT MONY TO VOTE FOR ANY PROPOSALS FOR WHICH NO CHOICE IS INDICATED.

THE CONTRACT HOLDER IS INSTRUCTED IN ITS DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Date:_______________

___________________________________
Signature

___________________________________
Signature of joint owner, if any

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD

When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this ballot.

PROXY CARD	PROXY CARD

THE DIVERSIFIED FAMILY OF FUNDS

A Proxy for a Special Meeting
of Investors to be held May 7, 2002

          The undersigned, revoking all Proxies heretofore given, hereby appoints each of Peter Kunkel, Robert F. Colby and Gerald L. Katz, or any of them, as Proxies of the undersigned with full power of substitution, to vote on behalf of all of the undersigned all beneficial interest in each of the Portfolios which the undersigned is entitled to vote at the Special Meeting of Investors be held at the offices of Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York 10577 on May 7, 2002, at 11:00 a.m. (New York time) and at any adjournment thereof, as fully as the undersigned would be entitled to vote if personally present, as follows:

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE PORTFOLIOS.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

1.	To elect a Board of Trustees.
Nominees:
(01) Neal M. Jewell
(02) Robert Lester Lindsay
(03) Peter Kunkel
(04) Eugene M. Mannella
(05) Mark Mullin
(06) Joyce Galpern Norden
(07) Patricia L. Sawyer
FOR ALL AGAINST ALL
FOR ALL EXCEPT

If you do not wish your beneficial interests voted "FOR" a particular nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number on the line provided below. Your beneficial interests will be voted for the remaining nominee(s).

2.	To vote on an Amended and Restated Declaration of Trust.
FOR AGAINST ABSTAIN
3.

To authorize the Board of Trustees to select investment subadvisers and enter into investment subadvisory agreements without obtaining investor approval (for the Money Market Portfolio, Intermediate Government Bond Portfolio, Aggressive Equity Portfolio and International Equity Portfolio only).

FOR AGAINST ABSTAIN

THE BENEFICIAL INTERESTS REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ANY PROPOSALS FOR WHICH NO CHOICE IS INDICATED.

THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Date:_______________

___________________________________
Signature

___________________________________
Signature of joint owner, if any

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD

When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy.